UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under § 240.14a-12

ITRON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITRON, INC.

2111 N. Molter Road

Liberty Lake, Washington 99019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 1, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Itron, Inc. will be held at The Davenport Hotel in the Porter Room, at 10 South Post Street, Spokane, Washington, at 8:00 a.m., local time, on Thursday, May 1, 2014, for the following purposes:

(1)	to elect four directors to the Itron, Inc. Board of Directors;

(2)	to approve the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan;

(3)	to approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2013;

(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; and

(5)	to transact any other business that may properly come before the annual meeting.

The Board of Directors has established the close of business on February 25, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Members of the Company’s management will not make any formal presentation as part of the annual meeting, but will be available, in addition to all of our directors, to address questions from shareholders, as appropriate.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER ANNUAL MEETING TO BE HELD ON MAY 1, 2014:

Our proxy statement is attached. Financial and other information concerning Itron is contained in our Annual Report to Shareholders for the 2013 fiscal year. The proxy statement and our Annual Report are available for all shareholders at www.edocumentview.com/itri

Your vote is very important. To ensure representation at the annual meeting, shareholders are urged to vote as promptly as possible. To vote your shares, please refer to the voting instruction form on the website noted above, or review the section titled “Quorum and Voting” beginning on page one of the accompanying proxy statement. Any shareholder attending the annual meeting may vote in person even if that shareholder has returned a proxy.

By Order of the Board of Directors,

Shannon M. Votava
Corporate Secretary

Liberty Lake, Washington

March 13, 2014

PROXY STATEMENT	1

Internet Availability of Annual Meeting Materials	1
Proposals to Be Voted On at the Annual Meeting	1
Record Date and Outstanding Shares	1
Quorum and Voting	2
Revocability of Proxies	3
Proxy Solicitation Costs	3

PROPOSAL 1 – ELECTION OF DIRECTORS	4

MORE INFORMATION ABOUT OUR DIRECTORS	9

COMPENSATION OF DIRECTORS	9

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS	10

PROPOSAL 2 – APPROVAL OF THE ITRON, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN	11

PROPOSAL 3 – APPROVAL OF EXECUTIVE COMPENSATION (Say-on-Pay)	20

PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

CORPORATE GOVERNANCE	23
Corporate Governance Principles	23
Board Matters – Meeting Attendance	23
Committees of the Board	23
Corporate Governance Committee	23
Audit/Finance Committee	24
Compensation Committee	24
Compensation Committee Interlocks and Insider Participation	24
Transactions with Related Persons	24
Our Board’s Role in Risk Oversight	24
Code of Conduct	25
Anti-Hedging Policy	25
Clawback Policy	25
Director Nominations by Shareholders	26
Shareholder Communications with the Board	26

EXECUTIVE COMPENSATION – Compensation Discussion and Analysis	28
Executive Summary Overview of Our 2013 Financial and Operational Performance Significant 2013 Compensation Programs Say-on-Pay Shareholder Outreach Executive Compensation Philosophy and Objectives	28 28 29 30 30
Philosophy	30
Role of Compensation Committee, Compensation Consultant, and Executive Officers	31
Peer Data as it Relates to Compensation Decisions	31
Components of Our Compensation Program	32
Total Compensation	32
Base Salary	32
Annual Cash Incentives	32
Long-Term Incentives	33

Itron, Inc. Amended and Restated 2010 Stock Incentive Plan	Appendix A

DIRECTIONS TO 2014 ANNUAL MEETING	Back Cover

PROXY STATEMENT

This proxy statement is being furnished to shareholders of Itron, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the 2014 Annual Meeting of Shareholders. The meeting will be held in the Porter Room of The Davenport Hotel, located at 10 South Post Street, Spokane, Washington, at 8:00 a.m., local time, on Thursday, May 1, 2014, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. The Company’s principal executive office is at 2111 North Molter Road, Liberty Lake, Washington 99019.

Internet Availability of Annual Meeting Materials

Our proxy materials will be available for you to access over the Internet. On or about March 20, 2014, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (Notice) directing shareholders to the web site provided on the Notice where they can access our proxy materials and view instructions on how to vote via the Internet or by phone. The Notice will also provide instructions for obtaining paper copies of the proxy materials and a proxy card, if requested by a shareholder.

The following proxy materials will be available for you to review online:

¡	The Company’s Notice of Annual Meeting of Shareholders;

¡	The Company’s 2014 Proxy Statement;

¡	The Company’s Annual Report to Shareholders for the year ended December 31, 2013 (which is not deemed to be part of the official proxy soliciting materials); and

¡	Any amendments to the foregoing materials that may be required to be furnished to the shareholders by the Securities and Exchange Commission (SEC).

Proposals to Be Voted On at the Annual Meeting

At the annual meeting, we will consider and vote on the following proposals:

(1)	to elect four directors to the Itron, Inc. Board of Directors; each for a term of three years (until our 2017 annual meeting of shareholders);

(2)	to approve the adoption of the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan;

(3)	to approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2013 (the “Say-on-Pay” vote);

(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; and

(5)	to transact any other business that may properly come before the annual meeting.

Record Date and Outstanding Shares

Holders of record of our common stock at the close of business on February 25, 2014, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 39,324,203 shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the four directors to be elected and one vote on each other matter to be voted on at the annual meeting. Each of our directors and executive officers intends to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of: (1) the election of the nominees for director; (2) the approval of the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan; (3) the advisory approval of the compensation we pay our named executive officers; and (4) the ratification of Ernst & Young LLP as our independent registered public accounting firm.

Quorum and Voting

Each shareholder is entitled to one vote per share of common stock held on each matter to be voted on. The presence at the annual meeting, in person or by proxy, of holders of a majority of the outstanding shares of common stock on the record date will constitute a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee who does not have the authority, express or discretionary, to vote on a particular matter) on any of the proposals to be voted on will be counted only for purposes of determining the presence of a quorum.

You may vote your shares in one of several ways, depending on how you own your shares.

Registered Shareholders (Shares held in your name)

Registered shareholders can vote in person, by Internet, by telephone or by mail, by casting their vote by:

1)	Attending and voting in person at the annual meeting;

2)	Accessing the Internet website specified in the Notice of Internet Availability and following the instructions provided on the website (or if printed copies of the proxy materials were requested, as specified in the printed proxy card);

3)	Calling the telephone number specified in the Notice of Internet Availability and voting by following the instructions provided on the phone line (or if copies of the proxy materials were requested, as specified in the printed proxy card); or

4)	Requesting a printed proxy card and completing, signing, dating and promptly mailing the proxy card in the envelope provided.

Beneficial Shareholders (Shares held in the name of a broker, bank or other holder of record on your behalf)

If your shares are held in the name of a broker, bank, or other nominee or holder of record, follow the voting instructions on the voting instruction form provided to you by the holder of record, to vote your shares.

Proposal One—Election of Directors: Each nominee for director is elected by the vote of the majority of the votes cast with respect to that director’s election. Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares in the election of directors, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number one to the holder of record for your shares, they will not be voted in the election of directors.

Proposal Two – Itron, Inc. Amended and Restated 2010 Stock Incentive Plan: The Itron, Inc. Amended and Restated 2010 Stock Incentive Plan (Plan) will be adopted if the number of votes cast “for” the Plan exceeds the number of votes cast “against” approval of the Plan. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares on the approval of the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number two to the holder of record for your shares, they will not be counted in the vote for this proposal.

Proposal Three—Say-on-Pay Vote (non-binding): The affirmative vote of the majority of our shares represented at the meeting, either in person or by proxy and eligible to vote on the proposal, is required for the advisory (non-binding) approval of this proposal. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on proposal number three to the holder of record for your shares, they will not be counted in the vote for this proposal.

Proposal Four—Ratification of Appointment of Independent Auditor: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014 will be ratified if the majority of the votes cast are in favor of the proposal. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do have discretionary authority to vote shares on this matter. Therefore, there will be no broker non-votes on the ratification of the Company’s independent registered public accounting firm.

Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares represented by the proxy will be voted as follows: (i) FOR all four proposals; and (ii) in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting.

Revocability of Proxies

Shares represented at the annual meeting by properly signed proxies will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy at any time before the vote. Mere attendance at the annual meeting will not revoke a proxy. A proxy may be revoked only by:

¡	submitting a later-dated proxy for the same shares at any time before the proxy is voted;

¡	delivering written notice of revocation to the Corporate Secretary of Itron at any time before the vote; or

¡	attending the annual meeting and voting in person.

If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, whichever is applicable to your earlier vote, and follow the directions for changing your vote. If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

Proxy Solicitation Costs

We have retained Innisfree M&A Incorporated to aid in the solicitation of proxies. We will bear the cost of such solicitation of proxies, which we estimate will be approximately $10,000 plus expenses. Proxies may be solicited by personal contact, mail, email, telephone, or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. Our directors, officers, and employees may also solicit proxies personally or by telephone, without additional compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors (Board) is divided into three classes, with each director holding office for a three-year term or until his or her successor has been elected and qualified. Unless authority is withheld, the persons named as proxies will vote for the election of the nominees listed below. If any of the nominees become unavailable to serve, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Our Board has nominated the following persons for election to the Board. Each nominee is currently a director and has indicated that he is willing and able to continue to serve as a director.

Class 1 (to serve until 2017 annual meeting)

Jon E. Eliassen

Charles H. Gaylord, Jr.

Gary E. Pruitt

Michael V. Pulli

We have concluded that each of the nominees for re-election, as well as the other directors who will continue in office, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board. As described below in their biographies and the section “Director and Director Nominee Qualifications” that follows, the qualifications of our directors and director nominees support our conclusion that each of the individuals should serve as a director in light of our current business operations and structure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF EACH OF THE FOUR NOMINEES FOR DIRECTOR.

Appointment of New Director by the Board – Increase in Size of Board

Effective January 1, 2014, the Board elected Michael V. Pulli to the Board, which increased the number of directors serving on our Board from nine to ten. As stated above, Mr. Pulli is a nominee for election by the shareholders at the 2014 Annual Meeting.

Nominee to Serve until 2017 (Class 1)

Jon E. Eliassen (age 67) has been a director since 1987 and has served as our Chairman of the Board since January 1, 2010. He recently retired on September 30, 2013, as the president, chief executive officer and member of the Board of Directors of Red Lion Hotels Corporation, a New York Stock Exchange (NYSE) traded company headquartered in Spokane, Washington, a position he had held since January 2010. From 2003 until 2007, Mr. Eliassen was president and chief executive officer of the Spokane Area Economic Development Council, and from 1970 until 2003, he held numerous positions within Avista Corporation, a company involved in the production, transmission, and distribution of electricity and natural gas, before retiring in 2003 as senior vice president and chief financial officer, a position he had held since 1986. In addition, Mr. Eliassen is a member of the board of directors of ITL, Inc., a privately held technology company, and was a member of the Board of Red Lion Hotels Corporation from September 2003 to September 2013.

In addition to his experience as President and CEO of a NYSE traded hospitality company, Mr. Eliassen has an extensive background with public utilities and the utility industry in general. He contributes to our Board the knowledge gained from his association with a public utility that includes extensive financial experience with accounting, audit, strategic planning, business development, and financing strategy, as well as merger and acquisition involvement that has included due diligence processes, company and business valuation techniques, and financial analyses. In addition, Mr. Eliassen has been a principal or general partner in venture capital firms with expertise in evaluating businesses and has several years’ experience as an expert witness before utility regulatory commissions in matters relating to financial strategy and policy, credit ratings, cost of capital, and capital structure.

Charles H. Gaylord, Jr. (age 68) has been a director since 2006. Mr. Gaylord has been a private technology investor focusing on software and communications since 1994. Until his retirement in 1994, Mr. Gaylord was executive vice president for Intuit Inc., a leading developer of personal and small business finance software programs such as “Quicken” and “QuickBooks”. From 1990 to 1993, he served as chairman and chief executive officer of ChipSoft, Inc., the original publisher of the tax preparation software program “TurboTax”. Mr. Gaylord is a member of the board of directors and a member of the compensation committee of Proximetry Inc., a privately-held company, and a member of the advisory board of Technology Crossover Ventures I, an investment firm that invests primarily in private and public information technology companies.

During various periods from 1990 to approximately 2002, Mr. Gaylord was a member of the boards of directors and served on the compensation committees of the following public companies: Stac, Inc.; HNC Software, Inc.; Maxis, Inc.; and Retek, Inc.; and also served as a director of a number of private technology companies. His wealth of knowledge of software services, brand marketing, IT technology, and business development adds to the diverse business backgrounds of our other members of the Board.

Gary E. Pruitt (age 64) has been a director since 2006. From 2002 until his retirement in October 2009, Mr. Pruitt was chairman and chief executive officer of Univar N.V., a chemical distribution company with distribution centers in the U.S., Canada, and Europe. He had been associated with Univar and related entities since 1978 and held a variety of senior management positions within Univar and Van Waters & Rogers, Inc., which ultimately became Vopak USA Inc. Mr. Pruitt worked at Arthur Andersen & Co. as a chartered accountant from 1973 through 1977. He currently serves on the board of Premera Blue Cross, and on the boards of directors of the following NYSE traded companies: Public Storage, Inc.; Esterline Technologies Corporation; and PS Business Parks, Inc.

Mr. Pruitt brings to the Board his experience as a chief executive officer of a multi-national company and all the business attributes required of that position, along with operational and manufacturing expertise through his various other management positions held with Univar. His public accounting financial background and other public board experiences provide strategic and global perspectives on our business as well.

Michael V. Pulli (age 49) has been a director since January of 2014. Mr. Pulli currently serves as chief executive officer of Pace Plc, a London-based company that creates world-wide technologies, products and services for the broadcast and broadband industries, including media servers, gateways, and other digital services to its customers. Pace is also the world’s market leader in set-top boxes for the television industry. Mr. Pulli was appointed CEO of Pace in December 2011, after nearly eight years as president of Pace Americas, where he was responsible for the company’s businesses in the USA, Canada and Latin America. In his role as CEO, Mr. Pulli is responsible for leading Pace’s global strategy. Prior to joining Pace in 2004, Mr. Pulli was CEO of the broadcasting company Digital Latin America. Previous to that, he spent eight years at Motorola in various senior management positions, including vice president of international operations. Mr. Pulli also serves on the Board of Directors of Pace, which is traded on the London Stock Exchange under the symbol PIC.

Mr. Pulli brings to the Board his ongoing experience as a chief executive officer of an international company with global operations and international strategies. He has extensive experience with Latin American technology companies and processes, where Itron has a business presence. Mr. Pulli’s strong background in technology innovation, including the design and development of software solutions and products, together with his experience in working with over 160 of the world’s leading managed service operators, brings a wealth of global business experience, diversity and talent to the Board.

Directors Continuing in Office until 2016 (Class 3)

Lynda L. Ziegler (age 61) has been a director since February of 2013. Ms. Ziegler recently retired from Southern California Edison (SCE), one of the largest electric utilities in the U.S., whose parent is Edison International. During her tenure at SCE, she held various management positions related to customer program offerings, customer service, development, communication and implementation of energy efficiency programs, marketing and communication of smart meters, and generally led all aspects of delivering power to almost 5 million customers. From 2006 to 2011, Ms. Ziegler was Senior Vice President of Customer Service, and from January 1, 2011 until her retirement in September of 2012, she served as Executive Vice President of Power Delivery Services, where she was responsible for transmission and distribution construction and maintenance, customer service, information technology (IT), and support services including procurement and real estate management. In the past she has served on the advisory committee for power delivery and utilization at the Electric Power Research Institute (EPRI), and currently serves as a founding member of the Board of the Association for Women in Water and Energy.

Ms. Ziegler brings to the Board her extensive background with public utilities, especially with her recent responsibilities in the industry related to smart meters and customer relations from the utility perspective. Her breadth of knowledge of software services, transmission and distribution construction and maintenance, IT, and business development adds to the diverse business backgrounds of our other members of the Board.

Thomas S. Glanville (age 55) has been a director since 2001. Since 2003, Mr. Glanville has been managing partner of Eschelon Energy Partners, LP, Eschelon Advisors, LP, and affiliates, providing energy and private equity investment and advisory services. From 1999 to 2002, Mr. Glanville served as vice president of technology and new ventures for Reliant Energy, Inc., one of the world’s largest international energy services companies, and its affiliate, Reliant Resources, Inc. He currently serves on the boards of directors of privately-held oil and gas exploration and production companies Chroma Exploration and Production, Inc. and Strand Energy, L.L.C. He also serves as chairman of the Texas Tri-Cities branch (Houston, Austin, San Antonio) of the National Association of Corporate Directors (NACD).

Mr. Glanville brings to the Board financial expertise, industry-related experience through his association with Reliant Energy, energy sector exposure through the Eschelon entities, and technology skills that include his involvement with electric metering studies and research while he was vice president of technology for Reliant Energy.

Sharon L. Nelson (age 67) has been a director since 2003. Ms. Nelson is an attorney and served as chief of the Consumer Protection Division of the Washington State Attorney General’s Office from 2003 to 2006, and as director of the Shidler Center for Law, Commerce, and Technology at the University of Washington from 2000 to 2003. In addition, Ms. Nelson has been a consultant to both corporations and nonprofit organizations specializing in advice on public policy and regulation. In the past she has served as chair of the Washington Utilities and Transportation Commission and as president of the National Association of Regulatory Utility Commissioners. She served as a commissioner on the National Commission on Energy Policy from 2002 to 2010, and in 2011 she was co-chair of the State Energy Strategy Advisory Committee for the State of Washington. Previously, Ms. Nelson was a member of the Board of Trustees of the North American Electrical Reliability Corporation (NERC) based in Princeton, New Jersey. NERC’s members consist of the owners, operators, and users of the North American bulk electrical system. The U.S. Federal Energy Regulatory Commission granted NERC the legal authority to enforce reliability standards on users of the bulk power system.

Ms. Nelson has also served on the boards of two other public corporations, XO Telecommunications (now private) and Covad Communications. Her experience as an executive and as a board member of other public companies, her legal background, and her knowledge of public policy and the utility and energy regulatory environment are of great value in her role as a director of Itron.

Directors Continuing in Office until 2015 (Class 2)

Kirby A. Dyess (age 67) has been a director since 2006. Ms. Dyess is a principal in Austin Capital Management LLC where she invests in and assists early stage companies. Prior to forming Austin Capital Management LLC in 2003, Ms. Dyess spent 23 years at Intel Corporation where she most recently served as its corporate vice president and as director of operations for Intel Capital, until her retirement in December 2002. While at Intel, she also served as vice president and director of new business development and corporate vice president and director of human resources worldwide. Ms. Dyess serves on the board of directors of Viasystems Group Inc., a public company whose shares are traded on NASDAQ. She also serves on the board of Complí, a privately-held company that provides compliance software to companies, and chairs the board of Prolifiq SW Inc., a privately-held enterprise software company. She has served as vice president and president of the Oregon Board of Higher Education, and served on its board from 2004 to 2009. In 2009, Ms. Dyess was elected to the board of directors of Portland General Electric (PGE), a public utility whose shares are traded on NYSE.

Due to her positions at Intel Corporation and her more recent due diligence and investment in numerous early stage technology companies, Ms. Dyess provides the Board with a strong background in technology, brand marketing, human resources, mergers and acquisitions, and business development, in addition to business innovation and research and development knowledge.

Philip C. Mezey, age 54, was President and Chief Operating Officer (COO), Energy, from March 2011 until December 31, 2012, and effective January 1, 2013, he was elected our President and Chief Executive Officer, and a member of our Board of Directors. Mr. Mezey joined Itron in March 2003 as Managing Director of Software Development for Itron’s Energy Management Solutions Group as part of Itron’s acquisition of Silicon Energy Corp., where he had most recently served as its President of Product Development and Sales. Mr. Mezey was promoted to Group Vice President and Manager of Software Solutions in 2004. In 2005, he became Sr. Vice President Software Solutions, and in 2007 Mr. Mezey became Sr. Vice President and Chief Operating Officer – Itron North America.

Mr. Mezey brings to the Board more than 13 years of experience in research and development, manufacturing, and business development for metering software and related services. While at Silicon Energy Corp., he managed the marketing and sales departments and was directly involved with a number of mergers and acquisitions prior to Itron’s acquisition of that company. During his tenure at Itron, he has had extensive exposure to international systems and utilities throughout the world, and as the only employee director, Mr. Mezey provides the Board with valuable insight into management’s views and perspectives, as well as the day-to-day operations of Itron.

Graham M. Wilson (age 69) has been a director since 1990. Mr. Wilson has been sole shareholder and chairman of GraWil Consultants Inc., a management and financial consultant firm, since 2002. Prior to that, he was employed by Westcoast Energy Inc., an integrated energy company, where he held the positions of executive vice president and chief financial officer, and president and chief executive officer of services. Mr. Wilson also serves on the boards of directors of the following public Canadian companies: British Columbia Ferries Services Inc., Naikun Wind Energy Group Inc., and Hardwoods Distribution, Inc.

A Canadian citizen, Mr. Wilson has extensive financial and senior leadership experience, particularly with energy businesses such as Westcoast Energy which focuses primarily on natural gas in the U.S. and Canada. He served as vice president of finance for two other public Canadian companies and currently serves on the audit committees of the aforementioned three public companies and on the investment committee of Fierra Axiom Infrastructure Fund in Canada. In addition, through his consulting firm, GraWil Consultants Inc., Mr. Wilson assists various business enterprises with their operations and finances. His Canadian business and financial acumen brings an international perspective to our Board.

Director and Director Nominee Qualifications

Our Corporate Governance Committee assists the Board in reviewing the business and personal background of each of our directors with respect to Itron’s business and its business goals. Our skill criteria for our Board members includes the following: executive leadership experience; functional knowledge of technology and technology applications; international business experience; knowledge of the utility and energy industry; marketing and sales experience; financial experience gained from a chief financial officer position, a CPA or other financial reporting background; expertise in manufacturing or software services; experience as an independent board member with a public company; experience in business integrations, including mergers and acquisitions; and legal or corporate law background. In addition, we look for the following personal criteria: an effective negotiator, listener, and team player; a visionary with a strategic and global perspective; a successful leader with a proven record of accomplishments; a problem-solver; an effective decision-maker; and a person who will take a strong interest in the Company.

Our Corporate Governance Committee generally considers diversity as one of several factors relating to overall composition when making nominations to our Board. While we do not have a formal policy governing how diversity is considered, the Corporate Governance Committee generally considers diversity by examining the entire Board membership and, when making nominations to our Board, by reviewing the diversity of the entire Board. The Corporate Governance Committee construes Board diversity broadly to include many factors. As a result, the Corporate Governance Committee strives to ensure that our Board is represented by individuals with a variety of different opinions, perspectives, personal, professional, and industry experience and backgrounds, skills, and expertise.

When the Corporate Governance Committee considers candidates to be recommended to the Board for inclusion on the slate of director nominees for the next annual meeting of shareholders, it creates a matrix for each candidate to address our criteria. In addition to the qualities described in the individual director biographies, the following matrix summarizes the skills and attributes of our directors and director nominees for 2014 that we believe are essential to our business:

Director Qualifications and Attributes

	Kirby Dyess	Jon Eliassen	Charles Gaylord	Thomas Glanville	Philip Mezey	Sharon Nelson	Mike Pulli	Gary Pruitt	Graham Wilson	Lynda Ziegler
Senior leadership/ CEO/COO experience	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Business development experience	Ö	Ö	Ö	Ö	Ö		Ö	Ö	Ö	Ö
Financial expertise/CFO		Ö	Ö	Ö			Ö	Ö	Ö
Public board experience	Ö	Ö	Ö	Ö		Ö	Ö	Ö	Ö
Independence	Ö	Ö	Ö	Ö		Ö	Ö	Ö	Ö	Ö
Industry expertise		Ö		Ö	Ö	Ö			Ö	Ö
Industry expertise – global	Ö			Ö	Ö	Ö		Ö	Ö
Operational – manufacturing expertise					Ö			Ö
IT/technology/R&D/ Telecom expertise	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Marketing/sales expertise	Ö				Ö		Ö	Ö		Ö
Hardware/software services expertise	Ö		Ö		Ö	Ö	Ö			Ö
Government expertise						Ö				Ö
Legal expertise						Ö
Mergers and Acquisitions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Demonstrated integrity-personal and professional	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

We have concluded that all of our directors, including the nominees for re-election, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board and to contribute to the overall success of our Company. We believe that the diverse background of each of our Board members ensures that we have a Board that has a broad range of industry-related knowledge, experience, and business acumen. See also “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

MORE INFORMATION ABOUT OUR DIRECTORS

COMPENSATION OF DIRECTORS

Director Fees. Our non-employee directors (other than our Chairman) receive an annual retainer of $165,000, with $65,000 paid in cash and $100,000 paid in shares of our common stock. For our Chairman, the annual retainer paid is $230,000, with $110,000 paid in cash and $120,000 paid in shares of our common stock. Members of the Audit/Finance Committee receive an additional annual retainer of $10,000, paid in cash, and members of our Compensation and Corporate Governance Committees receive an additional annual retainer of $6,500 and $5,000, respectively, paid in cash. The committee chairs for the Corporate Governance and Compensation Committees receive an additional annual retainer of $15,000, and the chair of the Audit/Finance Committee receives an additional annual retainer of $20,000, all paid in cash on a quarterly basis. Our Chairman receives no additional retainers for serving on any of our committees.

For new non-employee directors, we issue restricted stock units (RSUs) equal in value to fifty percent of the annual cash retainer (currently at $65,000 for directors other than the Chairman) upon the individual’s election to the Board, with the RSUs vesting ratably over three years. Shares of our common stock and RSUs granted to non-employee directors that are issued as compensation are issued under our 2010 Stock Incentive Plan.

Stock Ownership Guidelines. Since 2006, we have maintained stock ownership guidelines for our non-employee directors, including our Chairman. We expect our directors and Chairman to purchase (or hold) shares equal to five times their annual cash retainer within five years from their initial appointment or election as a director, or to be making substantial progress towards meeting the guidelines. For our Chairman that equates to $550,000 worth of stock, and for the other directors, it equates to $325,000 worth of stock. All of our non-employee directors currently comply with these ownership guidelines, with the exception of our two recently elected non-employee directors, Lynda Ziegler and Michael Pulli, who joined the Board in February of 2013 and January of 2014, respectively, both of whom are making progress towards their goal.

Deferred Compensation Plan. Pursuant to the Company’s Amended and Restated Executive Deferred Compensation Plan dated January 1, 2012, our non-employee directors are eligible to participate in that plan, and may defer up to 100% of any director fees and 100% of any RSUs that he or she anticipates receiving into a nonqualified account.

2013 Director Compensation Table (for all non-employee Directors)

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(9)	Option Awards ($)(10)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kirby Dyess (1)	80,000	99,937	—	—	—	—	179,937
Jon Eliassen (2)(3)	110,000	119,948	—	—	—	—	229,948
Charles Gaylord (3)(4)	76,500	99,937	—	—	—	—	176,437
Thomas Glanville (5)	80,000	99,937	—	—	—	—	179,937
Sharon Nelson (6)(7)	88,250	99,937	—	—	—	—	188,187
Gary Pruitt (6)	75,000	99,937	—	—	—	—	174,937
Graham Wilson (4)(6)	85,000	99,937	—	—	—	—	184,937
Lynda Ziegler (3)(8)	64,458	124,082	—	—	—	—	188,540

(1)	Chairman of the Compensation Committee.

(2)	Chairman of the Board.

(3)	Member of the Compensation Committee.

(4)	Member of the Corporate Governance Committee.

(5)	Chairman of the Audit/Finance Committee.

(6)	Member of the Audit/Finance Committee.

(7)	Chairman of the Corporate Governance Committee.

(8)	Ms. Ziegler was appointed to the Board on February 21, 2013 and her compensation reflects the partial year of service.

(9)	The amounts in this column reflect the aggregate grant date fair value of the awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”); awards are fully vested at grant.

(10)	No options were granted to non-employee directors in 2013. As of December 31, 2013, the following directors had the following options outstanding: K. Dyess – 9,099; J. Eliassen – 7,644; C. Gaylord – 8,486; T. Glanville – 7,212; S. Nelson – 5,986; G. Pruitt – 8,486; G. Wilson – 8,486; L. Ziegler – 0.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

The leadership of our Board is managed by our Chairman of the Board (Chairman). Our Corporate Governance Guiding Principles (Governance Principles) require the role of Chairman to be held by an independent director who meets the independence requirements of NASDAQ. The Board believes having separate roles of Chairman and Chief Executive Officer (CEO) allows for a more balanced workload between the Chairman and the CEO, especially in light of the current duties and responsibilities of the Chairman, which include the following:

¡	Preside over all meetings of the Board (including executive sessions of the Board) and meetings of the shareholders;

¡	Review the agendas of each Board and committee meeting;

¡	Prepare agendas as needed for executive sessions of the independent directors;

¡	Perform the responsibilities of the Lead Independent Director as set forth in the Corporate Governance Guiding Principles;

¡	Serve as a liaison between the independent directors and the CEO;

¡	In consultation with the CEO, make recommendations to the Corporate Governance Committee as to membership of Board committees and appointment of Board committee chairs; and

¡	Perform such other duties as the Board may require.

Pursuant to the Company’s Governance Principles, which may be found online at www.itron.com, the Chairman must be an independent director unless the Board determines that the best interests of shareholders would otherwise be better served. The Chairman is elected by the members of the Board following the annual meeting of shareholders (or at such other time as a vacancy for the role of Chairman may occur). The Chairman serves for a term of three years (provided such director is re-elected by shareholders if his or her term as a director does not coincide with his or her term as Chairman). The Chairman does not serve more than two consecutive terms, unless the Board approves an extended term. Our current Chairman, Jon Eliassen, is serving his second term that will expire at the 2016 annual meeting.

If the Board determines that it is in the best interests of the shareholders to combine the roles of CEO and Chairman, the Board will appoint a Lead Independent Director with the duties set forth in the Governance Principles.

See “CORPORATE GOVERNANCE” in this proxy statement for additional information on our Board of Directors.

PROPOSAL 2—APPROVAL OF THE ITRON, INC. AMENDED AND RESTATED

2010 STOCK INCENTIVE PLAN

We are seeking shareholder approval of amendments to the 2010 Stock Incentive Plan (the “Amended and Restated Itron, Inc. 2010 Stock Incentive Plan” or “2010 Plan”) to authorize 4,375,000 additional shares of common stock for issuance under the 2010 Plan, to comply with changes in applicable law, to improve the Company’s corporate governance, to implement other best practices and to eliminate provisions that are no longer relevant.

The Board believes it is in the best interests of the Company and its shareholders to continue offering equity-based awards to our management-level employees. In order to have an appropriate supply of shares available for equity awards under the 2010 Plan to recruit, hire, and retain the talent necessary to achieve strong performance in the future, our Board believes the Company will need to reserve under the 2010 Plan the additional shares for which shareholder approval is being requested. By approving the 2010 Plan, shareholders are approving the performance criteria for Performance Awards as set forth in the 2010 Plan.

The 2010 Plan is the Company’s only active employee equity plan (other than its Employee Stock Purchase Plan), and as of February 25, 2014, we had approximately 65,732 shares remaining for issuance under the 2010 Plan. If the shareholders approve the amendment, then at February 25, 2014, we would have had approximately 4,440,732 shares available for the grant of new awards. As of February 25, 2014, there were 1,322,322 options outstanding in aggregate under the 2010 Plan and the Amended and Restated 2000 Stock Incentive Plan (the “Prior Plan”) with a weighted average exercise price of $52.91 and a weighted average remaining term of 5.2 years, and 723,812 full value awards under the 2010 Plan that were unvested and outstanding. Shares under the Company’s 2012 Employee Stock Purchase Plan have been excluded from the above share totals.

Material Changes to the 2010 Plan

The following summary highlights the proposed material changes to the 2010 Plan.

¡	The aggregate number of shares reserved for issuance pursuant to awards granted under the 2010 Plan has been increased by 4,375,000 additional shares.

¡	The share counting provision in the 2010 Plan has been amended to clarify that certain shares will be counted against the maximum number of shares reserved for issuance and will not be returned to the 2010 Plan for future awards.

¡	The change in control provision has been amended to eliminate the “single-trigger” vesting acceleration of awards upon a change in control and to clarify that any vesting acceleration that is triggered by a change in control is subject to the consummation of the transaction.

¡	A “clawback” provision has been added so that in certain circumstances the Company may recover from participants awards or payments made under the 2010 Plan.

¡	A provision has been added to clarify that dividend equivalents that are payable under a performance-based award will be subject to the same vesting restrictions applicable to the underlying performance-based award.

¡	A provision that is no longer applicable that limited the Company’s authority to accelerate vesting acceleration upon certain circumstances with respect to a portion of the Company’s outstanding shares has been deleted.

¡	The provision limiting transferability of awards has been revised to clarify the limited circumstances under which awards may be transferred.

Key Terms of the Plan at a Glance

The following is a summary of the key provisions of the 2010 Plan, as set forth and stated herein.

Plan Term:	The 2010 Plan, as amended, will become effective on the date the shareholders approve the 2010 Plan and will continue in effect until terminated by the board of directors.

Eligible Participants:

Employees, non-employee directors, and consultants of the Company or a related corporation generally are eligible to receive each type of award offered under the 2010 Plan.

Only employees of the Company or a related corporation are eligible to receive “incentive stock options,” within the meaning of Section 422 of the
Internal Revenue Code of 1986, as amended (ISOs), under the 2010 Plan.

Shares Available for Awards:

7,875,000 shares of common stock over the term of the 2010 Plan (after giving effect to the increase of 4,375,000 shares if the amendments are approved), subject to adjustment in the event of certain changes in the capitalization of the Company.

If the amendments are approved by the shareholders, approximately 4,440,732 shares of common stock will be available for the grant of new awards under the 2010 Plan as of February 25, 2014.

Award Types	(1) Options (2) Restricted stock (3) Restricted stock units (4) Stock appreciation rights (5) Performance-based awards

Award Terms (Exercisability Period):

Options and Stock Appreciation Rights (SARs) have a term of no longer than 10 years

ISOs granted to ten percent owners will have a term of no longer than 5 years.

All other awards have the terms set forth in the applicable award agreement and in the 2010 Plan.

ISO Limits:	No more than 7,875,000 shares of common stock may be issued upon the exercise of ISOs granted under the 2010 Plan.

162(m) Share Limits:

Section 162(m) of the Code requires, among other things, that the maximum number of shares awarded to an individual during a specified period must be approved by the shareholders in order for the awards granted under the plan to be eligible for treatment as performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to certain specified senior executives.

Accordingly, the 2010 Plan limits awards granted to an individual participant in any fiscal year to:

(1)    No more than 300,000 shares subject to any award;

(2)    Up to 300,000 additional shares subject to awards to new hires

(3)    No more than $4,000,000 payable in cash with respect to any award.

Vesting:	Determined by the Compensation Committee within limits set forth in the 2010 Plan.

Not Permitted:

(1) Repricing or reducing the exercise price of a share option or SAR below the per share exercise price as of the date of grant without shareholder approval.

(2) Canceling, surrendering or substituting an outstanding option or SAR (at any time when the then-current fair market value of a share is less than the exercise price) in exchange for the grant of a new award with a lower exercise price, a cash payment or any other award.

(3) Adding shares back to the number of shares available for issuance when (i) shares covered by an award are surrendered in payment of the purchase price of awards or tax withholding for the exercise or settlement of an option or stock appreciation right, (ii) shares are not issued or delivered as a result of net settlement of an outstanding option or stock appreciation right, and (iii) shares are repurchased on the open market with the proceeds of the exercise of an option.

Change in Control:	No single-trigger vesting acceleration.

Summary of the 2010 Plan

The following description of the 2010 Plan is a summary, does not purport to be fully descriptive and is subject to the terms of the 2010 Plan, which is attached to this proxy statement as Appendix A.

Purpose of the 2010 Plan

The purpose of the 2010 Plan is to enhance the long-term shareholder value of the Company by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and to acquire and maintain stock ownership in the Company. The 2010 Plan allows us to utilize multiple types of equity incentives and performance incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of award recipients with the interests of our shareholders.

Awards. The 2010 Plan allows us to grant incentive and nonqualified stock options, stock appreciation rights (SARs), performance shares, performance units, restricted shares, restricted units, and unrestricted shares plus dividend equivalents. Awards may be granted singly or in combination with other awards.

Stock Subject to the 2010 Plan. A maximum of 7,875,000 shares of common stock (after giving effect to the increase of 4,375,000 shares if the amendments are approved) will be authorized for issuance under the 2010 Plan, all of which shares may be issued pursuant to the exercise of incentive stock options granted under the 2010 Plan. The maximum number of shares, including the number of shares that may be issued pursuant to the exercise of incentive stock options, are subject to adjustment upon certain capitalization events of the Company as described in more detail below.

The 2010 Plan uses a “fungible share” concept where the awards of options and SARs cause one available share to be removed from the available share pool, while the award of restricted stock, restricted stock units, or other “full-value” stock-based awards will be counted against the pool as 1.7 shares for each such award.

Shares covered by awards under the 2010 Plan and the Prior Plan that are forfeited, cancelled or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool at the same one share or 1.7 shares ratio used for the awards. In addition, in the event that tax withholding liabilities arising under a full-value award under the 2010 Plan or Prior Plan are satisfied by surrendering of shares subject to an award, the surrendered shares will be added back to the pool at the same one share or 1.7 shares ratio used for the awards.

The following are not available for issuance pursuant to new awards: (i) shares that are surrendered to pay the exercise price of an award or, with regard to options or SARs, to satisfy tax withholding obligations; (ii) shares that are not issued as a result of a net settlement of an option or SARs; (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Administration. Our Compensation Committee will administer the 2010 Plan (the Plan Administrator), unless the Board appoints another committee to administer the 2010 Plan. Subject to the terms of the 2010 Plan, the Plan Administrator selects the individuals to receive awards, determines the terms and conditions of all awards, and interprets the provisions of the 2010 Plan.

The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be made under the 2010 Plan. Except for adjustments to reflect stock splits and similar events, without shareholder approval, (i) no option or SAR may be amended to reduce the exercise price of such option or SAR below the per share fair market value of the common stock as of the date the option or SAR was granted, and (ii) at any time when the then-current fair market value of a share is less than the fair market value of a share of common stock on the date that an outstanding option or SAR was granted, such outstanding option or SAR may not be cancelled or surrendered in exchange for (i) cash, (ii) an option or SAR having an exercise price that is less than the fair market value of a share of common stock on the date that the original option or SAR was granted, or (ii) any other Award.

Eligible Participants. Awards may be granted under the 2010 Plan to those officers, directors, and employees of the Company and its Related Corporations (as defined in the 2010 Plan, generally Company subsidiaries) as the Plan Administrator selects. Awards may also be made to consultants, agents, advisors, and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such participants render bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. As of February 25, 2014, nine non-employee directors, and approximately 500 employees would be eligible to participate in the 2010 Plan.

Stock Options. Options granted under the 2010 Plan may be incentive stock options (as defined in Section 422 of the Code) or nonqualified stock options. Under the 2010 Plan, the exercise price for each Option is determined by the Plan Administrator, but cannot be less than 100% of the common stock’s fair market value on the date of grant. For purposes of the 2010 Plan, fair market value generally means the closing sales price of our common stock as reported by The NASDAQ Global Select Market for a single trading day. As of February 25, 2014, the fair market value of a share of our common stock was $35.02.

The term of each option may not be greater than ten years from the date of grant. The Plan Administrator will establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option will vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator will establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a participant ceases to be employed by, or to provide services to, the Company or its Related Corporations. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Any portion of an Option that is not vested and exercisable on the date of termination of the participant’s employment or service relationship (the “Termination Date”) will expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Termination Date will expire upon the earliest to occur of:

(i)	the last day of the Option Term;

(ii)	if the participant’s Termination Date occurs for reasons other than Cause, Retirement, death or Disability, the three-month anniversary of such Termination Date; and

(iii)	if the participant’s Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.

Notwithstanding the foregoing, if the participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date will expire upon the earlier to occur of (a) the last day of the Option Term or (b) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the participant’s employment or service relationship for Cause (as defined in the 2010 Plan), the Option will automatically expire upon first notification to the participant of such termination, unless the Plan Administrator determines otherwise.

Stock Awards and Stock Units. The Plan Administrator is authorized to make awards of common stock on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator will determine, in its sole discretion, and as set forth in the instrument evidencing the Award (“Restricted Stock”). The terms, conditions and restrictions determined by the Plan Administrator will include, without limitation, the manner in which shares of Restricted Stock are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock will occur by reason of termination of the participant’s employment or service relationship, if any.

The Plan Administrator is also authorized to make awards of common stock as described above but without imposing any restrictions (whether based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) on the shares of common stock subject to the award (“Unrestricted Stock”).

The Plan Administrator is authorized to make awards denominated in units of common stock (“Stock Units”) on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator will determine, in its sole discretion. The terms, conditions and restrictions include, without limitation, the conditions which must be satisfied prior to the issuance of the shares subject to the Stock Units to the participant and the circumstances under which forfeiture of the Stock Units will occur by reason of termination of the participant’s employment or service relationship.

Performance Share and Performance Unit Awards. The Plan Administrator may grant awards of performance shares (“Performance Shares”) and designate the participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such award. Performance Shares consist of a unit valued by reference to a designated number of shares of common stock, the value of which may be paid to the participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.

The Plan Administrator may grant awards of performance units (“Performance Units”) and designate the participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such award. Performance Units consist of a unit valued by reference to a designated amount of property other than shares of common stock, which value may be paid to the participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.

Dividend Equivalents. The Plan Administrator is authorized to grant dividend equivalents, which are rights under the 2010 Plan entitling a participant to receive credits based on dividends that would have been paid on shares of Common stock subject to an award if such shares had been held by the participant at the time the dividend was declared. Dividend equivalents cannot be granted as part of options or SARs. Any dividend equivalents granted with respect to performance-based awards (or dividends distributed on performance-based restricted stock awards) will be subject to the same vesting conditions applicable to the underlying performance-based award.

U.S. Internal Revenue Service Code (Code) Section 162(m) Provisions. If the Plan Administrator determines at the time a Stock Award or a Performance Award is granted to a participant who is then an officer, that such participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a Covered Employee (as defined under Code Section 162(m), then the Plan Administrator may provide that Code Section 162(m) is applicable to such award and require the following:

(a)	If a Stock Award or a Performance Award is subject to Code Section 162(m), then the lapsing of restrictions thereon and the distribution of cash, shares of common stock or other property pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Plan Administrator, which will be based on the following business criteria, either individually, alternatively or in any combination, as reported or calculated by the Company: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, income or net income (either before or after taxes), operating income or net operating income, operating profit or net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), economic profit (including economic profit margin), return on assets, return on capital, return on investment, return on operating revenue, return on equity or average shareholders’ equity, total shareholder return, growth in sales or return on sales, gross, operating or net profit margin, working capital, earnings per share, growth in earnings or earnings per share, price per share of common stock, market share, overhead or other expense reduction, growth in shareholder value relative to various indices, safety, and strategic plan development and implementation, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group. Such performance goals will be set by the Plan Administrator within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(b)	The Plan Administrator (notwithstanding certain other provisions of the 2010 Plan) may adjust downwards, but not upwards, the amount payable pursuant to any Stock Award or Performance Award, but the Plan Administrator may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Covered Employee.

(c)	The Plan Administrator may impose such other restrictions on awards subject to Code Section 162(m) as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(d)	Subject to adjustment from time to time as provided in the 2010 Plan, no participant may be granted Options, SARs, Stock Awards or Performance Shares subject to Code Section 162(m) in any calendar year period with respect to more than 300,000 shares of common stock for such award, except that the Company may make additional one time grants of such awards for up to 300,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to Code Section 162(m) granted to any participant in any one calendar year is $4,000,000.

Assignability. Except as otherwise determined by the Plan Administrator in accordance with the terms of the 2010 Plan and to the extent permitted by Section 422 of the Code, awards may not be pledged, assigned, or transferred other than by will or the laws of descent and distribution, except that a participant may designate a beneficiary who may exercise an award or receive payment under an award after the participant’s death. During the participant’s lifetime, awards may be exercised only by the participant. Any transfer of an award that is authorized under the 2010 Plan must comply with the requirements applicable to offerings registered under a registration statement on Form S-8.

Adjustment of Shares. In the event of stock dividends, stock splits, spin-offs, combinations, or exchange of shares, recapitalization, mergers, consolidations, distributions to shareholders other than a normal cash dividend, or other change in the Company corporate or capital structure or similar changes in our corporate or capital structure, the Plan Administrator, will make proportional adjustments in (a) the maximum number and kind of securities subject to the 2010 Plan and the maximum number and kind of securities that may be made subject to awards to any participant, (b) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor, (c) the number and kind of securities automatically granted pursuant to a formula program established under the 2010 Plan, and (d) the maximum number of securities subject to an award to which Code Section 162(m) applies, as set forth in the 2010 Plan. Such adjustments will not be deemed an option repricing under the 2010 Plan.

Change in Control Transactions. Except as otherwise provided in the instrument evidencing the award or in a written employment or services agreement or other agreement between a participant and the Company or a Related Corporation in connection with an award, if in the event of a Change in Control Transaction (as defined in the 2010 Plan), a Participant’s Award is not assumed, continued, replaced or an equivalent award is not substituted for the Award by the surviving corporation, the successor corporation or its parent corporation, as applicable, the Award will become fully vested and, if applicable, exercisable whether or not the vesting requirements set forth in the applicable agreement evidencing the Award have been satisfied.

The vesting and payout of Performance Awards resulting from a Change in Control Transaction will be as provided in the instrument evidencing the award or in a written employment or services agreement between a participant and the Company or a Related Corporation.

The Plan Administrator will have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the participants, with respect to awards.

Amendment and Termination of 2010 Plan. The Board may suspend or terminate the 2010 Plan at any time. The 2010 Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the 2010 Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the 2010 Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

The 2010 Plan may be amended only by the Board in such respects as it will deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that would (a) increase the total number of shares available for issuance under the 2010 Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

Clawback/Recovery. Awards are subject to recoupment under any “clawback” policy that the Company is required to adopt under stock exchange rules or as otherwise required by applicable law. The Company may also impose other recoupment provisions as the Plan Administrator may determine are necessary or appropriate.

Section 409A. To the extent applicable, the 2010 Plan and any written instrument evidencing any award will be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the 2010 Plan.

Federal Income Tax Consequences of the 2010 Plan

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or a 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory (nonqualified) Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the stock is distributed with respect to a restricted stock unit, the participant will have income in an amount equal to the fair market value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock previously taxed. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the 2010 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Future Plan Benefits

All awards to employees, officer, directors and consultants under the 2010 Plan are made at the discretion of the Plan Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2010 Plan in the future are not determinable at this time.

Past Grants under the 2010 Plan

As of February 25, 2014, awards covering 2,468,503 shares of the common stock had been granted under the 2010 Plan. The following table shows information regarding the grants of those awards among the persons and groups identified below.

Name and Position	Option Grants	RSU Grants	Total
Named Executive Officers:
Philip Mezey – President and CEO	279,615	73,634	353,249
John Holleran – Executive Vice President and COO	91,052	61,355	152,407
Steven Helmbrecht – Executive Vice President and CFO	61,663	44,706	106,369
Russell Vanos, Senior VP, Strategy and Business Development	13,830	20,634	34,464
Shannon Votava – VP, General Counsel and Corporate Secretary	27,853	8,782	36,635
Marcel Reginer – President – Gas	0	50,144	50,144

Current Executive Officer Group (including all of the Named Executive Officers and all other executive officers)	474,013	259,255	733.268

Non-employee Director Group:
Kirby Dyess	3,099	7,424	10,523
Jon Eliassen	4,144	9,069	13,213
Charles Gaylord	2,486	7,268	9,754
Thomas Glanville	3,712	7,268	10,980
Sharon Nelson	2,486	7,268	9,754
Gary Pruitt	2,486	7,424	9,910
Michael Pulli	0	1,414	1,414
Graham Wilson	2,486	7,424	9,910
Lynda Ziegler	0	3,462	3,462

Total for Non-Executive Director Group (nine individuals)	20,899	58,021	78,920

All employees who are not executive officers, as a group	160,683	1,495,632	1,656,315

Total 2010 Plan Shares	655,595	1,812,908	2,468,503

THE BOARD BELIEVES APPROVAL OF THE AMENDMENTS TO THE 2010 PLAN IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ITRON, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN.

PROPOSAL 3 – APPROVAL OF EXECUTIVE COMPENSATION (Say-on-Pay)

We are asking our shareholders to approve a non-binding advisory resolution on the Company’s executive compensation programs for our Named Executive Officers (NEOs) (commonly known as “say-on-pay”) as we have described them in this proxy statement. Although this advisory vote is nonbinding, the Board and the Compensation Committee will take into account the outcome of the vote when considering future compensation decisions for our executives. In addition, the Board has determined that it will seek say-on-pay votes annually, with the next vote occurring at the Company’s 2015 annual meeting.

As discussed in the Compensation Discussion and Analysis (CD&A) section of this proxy statement beginning on page 28, we believe our compensation programs are reasonable, competitive, and strongly focused on pay-for-performance principles that will result in the creation of long-term shareholder value. Some of the features of our compensation programs that illustrate our philosophy are:

¡	A significant portion of an NEO’s compensation is at-risk or performance-based, and subject to the Company’s operating and financial performance. We consider annual cash-based incentives, equity long-term incentives, and stock options to be performance-based, because each of these three elements is valuable to the executive only if performance goals are achieved and/or our share price improves. In fiscal year 2013, the executive compensation package (base salary, short- and long-term incentives at target) included 84% of at-risk compensation for the CEO and an average of 73% of at-risk compensation for the other NEOs.

¡	Our long-term performance plan (LTPP) has three-year performance periods to encourage NEOs to make decisions that align our long-term goals with shareholder interests, and to discourage taking excessive risks.

¡	Stock ownership guidelines require executive officers to acquire and hold certain amounts of Itron stock to further strengthen alignment of management’s interest with those of our shareholders.

¡	We have established a “Clawback Policy” that covers awards under all of our incentive programs, and provides that if a bonus or equity award is paid that is conditioned on meeting certain financial metrics, and, subsequently, there is a required financial restatement, which had the correct information been known at the time would have resulted in a lower award, then the Board will have the right to demand repayment of the excess amount of the award, net of taxes.

¡	We maintain our long-standing commitment to strong corporate governance by continuing our policies of (i) separate Chairman and Chief Executive Officer (CEO) roles, (ii) majority voting for directors, (iii) all independent Board members (except our CEO) and all independent committee members, (iv) executive sessions of independent directors after each quarterly Board meeting, and (v) forbidding the hedging or pledging of Itron stock by our executives.

¡	The compensation of our NEOs varies depending upon the achievement of pre-established performance goals determined by the Compensation Committee, which are intended to serve as incentives for our executives. When performance does not meet the pre-established target goals, as was the case in 2013, then the amount of compensation paid to our executives is correspondingly reduced or eliminated. See “2013 Compensation Paid to Our NEOs” in the CD&A. See also “Supplemental Tables of NEO Realizable Compensation” in the CD&A section of this proxy statement for a five-year analysis of the current value of our NEOs’ equity compensation as compared to grant date fair value.

¡	We believe our executive compensation policies have enabled us to retain exceptional senior executives whose talent and experience have helped Itron become a leader in our industry. Our Compensation Committee, which provides overall direction for our compensation programs, believes the fiscal year 2013 compensation paid to our NEOs was reasonable and appropriate and adequately reflects the Company’s overall performance in 2013.

Shareholders are encouraged to read the full details of our executive compensation programs as described in the CD&A section of this proxy statement.

For the reasons provided above, we recommend that the shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s NEOs, as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of the Company’s proxy statement for the 2014 Annual Meeting of Shareholders (which disclosure includes the CD&A, the Executive Compensation Tables, and the accompanying footnotes and narratives within the CD&A section of the proxy statement).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE

EXECUTIVE COMPENSATION OF OUR NEOs.

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of its Audit/Finance Committee, has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2014, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of Ernst & Young LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Representatives of Ernst & Young LLP will be present at the annual meeting to answer questions and will have the opportunity to make a statement if they desire to do so.

In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit/Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit/Finance Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION

OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2014.

CORPORATE GOVERNANCE

Corporate Governance Principles

The Company has adopted Corporate Governance Principles, which are available on the Company’s website, www.itron.com, by selecting “About Itron”, “Investors” and then “Corporate Governance”.

Board Matters – Meeting Attendance

Our business, property, and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

In accordance with our Corporate Governance Principles, directors are expected to attend the Company’s annual meeting of shareholders. All of our directors attended the 2013 annual meeting of shareholders. During 2013, the Board met thirteen times. Each of the directors attended at least 75% of the meetings of the Board and 75% of the meetings of each committee of which he or she was a member during the periods in which they were directors or members of such committees.

Also in accordance with our Corporate Governance Principles, our independent directors meet in an executive session as often as necessary, but no less than four times annually.

Committees of the Board

We have three committees to assist the Board in fulfilling its responsibilities: Corporate Governance, Audit/Finance, and Compensation. Each of the three committees operates under a written charter that has been approved by the Board. The charters are available on our website, www.itron.com, by selecting “About Itron”, “Investors” and then “Corporate Governance”. The committee charters are reviewed annually and are updated as necessary to reflect changes in regulatory requirements and evolving oversight practices.

The following table shows the current membership of each committee at the end of fiscal 2013:

Director	Compensation Committee	Corporate Governance Committee	Audit/Finance Committee
Kirby Dyess	Chair
Jon Eliassen	X	X
Charles Gaylord	X	X
Thomas Glanville			Chair
Sharon Nelson		Chair	X
Gary Pruitt			X
Graham Wilson		X	X
Lynda Ziegler	X

Director Mike Pulli was elected to the Board in January of 2014 and he will be appointed to one or more committees at the annual meeting of the Board in May following his re-election to the Board. Our sole employee director, Philip Mezey, does not sit on any committees.

Corporate Governance Committee. The Corporate Governance Committee is responsible for developing and implementing our Corporate Governance Guiding Principles, evaluating the performance of our Chairman of the Board and the CEO, soliciting recommendations for candidates for the Board, determining the qualification and independence of the directors serving on the Board, making recommendations to the Board regarding candidates to serve on the Board, and reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders. It also reviews the compensation paid to our directors, and makes recommendations to the Board on director fees and other compensation payable to the Board members.

The Corporate Governance Committee has determined that all of the non-employee directors of the Board are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee held eleven meetings during 2013.

Audit/Finance Committee. The Audit/Finance Committee monitors our accounting practices, internal controls over financial reporting, and financial results, and reviews at least quarterly our business financial risks to determine if management and our internal controls are identifying and mitigating risks associated with our business operations. In addition, the Committee has sole authority to retain, compensate, and terminate our independent auditors. The Corporate Governance Committee has determined that all members of the Audit/Finance Committee are independent under SEC rules and NASDAQ listing standards.

The Corporate Governance Committee has also determined that three of the four members of the Audit/Finance Committee (Messrs Glanville, Pruitt and Wilson) are financially literate in accordance with the Standards of NASDAQ Rule 5605(c) (2) (A) (iv), and that the same three members are also “audit committee financial experts” as defined in Item 407(d) (5) of Regulation S-K promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit/Finance Committee held nine meetings during 2013.

Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board for our CEO’s total annual and long-term incentive compensation and setting compensation levels for our other executive officers. The Committee also oversees the administration of various incentive compensation and benefit plans, which includes an annual evaluation of our compensation plans and policies. In addition, the Committee performs any other functions regarding compensation that the Board may delegate to it.

The Corporate Governance Committee has determined that all members of the Compensation Committee are independent under SEC rules and NASDAQ listing standards. The Compensation Committee held eight meetings during 2013. See “EXECUTIVE COMPENSATION – CD&A” in this proxy statement for more information on the Compensation Committee’s responsibilities regarding the compensation of our executives.

Compensation Committee Interlocks and Insider Participation

No member of our Board’s Compensation Committee has served as an officer or employee of the Company. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Transactions with Related Persons

There were no related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in fiscal year 2013. In order to determine this, the Board requires our executive officers, directors, or director nominees to disclose certain information related to related person transactions. A “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) that involves the Company’s directors, executive officers, director nominees, 5% or more beneficial owners of the Company’s common stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. The current threshold required to be disclosed under SEC regulations is $120,000. Under its charter, the Corporate Governance Committee of the Board has been delegated with the responsibility of reviewing and approving any related person transactions.

Our Board’s Role in Risk Oversight

The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of our executives’ management of risks relevant to the Company. The Board routinely satisfies itself, directly or through Board committees, that: (i) there are adequate processes designed and implemented by Company management such that risks have been identified and are being managed; (ii) the risk management processes function is intended to ensure that Company risks are taken into account in corporate decision-making; and (iii) the risk management system ensures that material risks to the Company are brought to the attention of the Board or an appropriate committee of the Board. Each of the Company’s risk management processes are reviewed periodically (but at least once a year) by either the Board or an appropriate committee to which the Board has delegated specific oversight responsibility, as described below. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. Committee chairs regularly report to the full Board on actions taken at committee meetings. At least annually, the Board conducts a review of our long-term strategic plans, and at each of our quarterly meetings, our General Counsel updates the Board on material legal and regulatory matters.

The Audit/Finance Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, and key operational risks. It meets regularly with our independent auditors and in executive session to facilitate a full and candid discussion of risk and other issues. Our Compensation Committee is responsible for overseeing compensation risks, including assessing possible risks from our compensation plans and policies for our executives and ensuring that our executive compensation is aligned with Company performance. The Compensation Committee reviews a summary and assessment of such risks annually and in connection with discussions of various compensation elements and benefits throughout the year. Our Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, and our director independence. The Corporate Governance Committee is also involved with succession planning for the Board and management, and its charter requires it to review annually our Corporate Governance Principles.

Following a review of the Company’s current risk management systems and processes, the Board has concluded that the current allocation of oversight responsibilities between the Board and its committees is adequate, provided that the committees continue to coordinate their risk oversight responsibilities, share information appropriately with the other Board members, and provide timely and adequate reports to the full Board. The Board will continually evaluate its risk oversight role.

Code of Conduct

The Company has adopted a Code of Conduct that applies to all directors, officers, and employees of the Company and any subsidiary of the Company, including the CEO and chief financial officer (CFO), and is available on the Company’s website, www.itron.com, by selecting “About Itron”, “Investors” and then “Corporate Governance.” In addition, we have adopted policies and procedures for reporting and investigating suspected violations of the Code of Conduct. The Company intends to satisfy any future disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the code of ethics or provisions of the Code of Conduct, that applies to the CEO or the CFO, by posting such information on our website, www.itron.com.

Anti-Hedging Policy

The Company has adopted a Hedging Policy that prohibits our directors, officers, and employees from entering into transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. See “EXECUTIVE COMPENSATION – CD&A – Anti-Hedging Policy” in this proxy statement for more information on this policy.

Clawback Policy

The Company has adopted a repayment or “clawback” policy, which provides that if a bonus or equity award (award) is paid that is conditioned on meeting certain financial metrics, and, subsequently, there is a required financial restatement, which had the correct information been known at the time would have resulted in a lower award, then the Board has the right to demand repayment of the excess amount of the award, net of taxes, from an executive officer who has received an award.

Director Nominations by Shareholders

In accordance with the Company’s Amended and Restated Bylaws, in order to nominate a director for election to the Board at an annual meeting of shareholders, a shareholder must deliver written notice of such nomination to the Corporate Secretary of the Company at the Company’s executive offices no fewer than 60 days nor more than 90 days prior to the date of the annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). The notice of a shareholder’s intention to nominate a director must include:

¡	the name and address of the shareholder;

¡	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

¡	a statement of the number of shares of the Company that are beneficially owned by the shareholder;

¡	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

and the following information with respect to the person nominated by the shareholder:

¡	name and address;

¡	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable SEC rules;

¡	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

¡	the consent of such nominee to serve as a director, if elected.

Other directors and senior management of the Company may also recommend director nominees for consideration by the Corporate Governance Committee. The Corporate Governance Committee evaluates director nominees, including nominees that are submitted to the Company by a shareholder, taking into consideration the qualification criteria set forth under “ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” in this proxy statement. In the event of a shareholder recommendation, the Corporate Governance Committee screens and evaluates the person recommended in the same manner as other candidates. In addition, the Corporate Governance Committee determines if the proposed director nominee will have sufficient time available to carry out his or her Board duties and responsibilities effectively. The Corporate Governance Committee may then recommend the director candidate to the Board for its consideration, if deemed appropriate.

Shareholder Communications with the Board

The Company’s Board provides a process whereby shareholders may contact the Board or any committee as a group or any committee chair or individual director, by email addressed to boardofdirectors@itron.com. Shareholders should clearly specify in each communication the name of the director to whom the communication is addressed. Shareholders may also write to the Board or any committee as a group or any committee chair or individual director by sending the communication to: Itron, Inc., Attn: Corporate Secretary, 2111 N. Molter Road, Liberty Lake, WA 99019. Communications may also be submitted through our website at www.itron.com by selecting “About Itron”, “Investors,” “Corporate Governance,” and then “Contact the Board”.

Shareholder communications are delivered directly to the Corporate Secretary of the Company, who then determines whether to forward such communications to the specified director addressees. You can access a description of the process that the Corporate Secretary uses for determining whether to forward shareholders’ communications to directors at our website, www.itron.com, by selecting “About Itron”, “Investors,” “Corporate Governance,” and then “Contact the Board.”

Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2015 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR 2015” in this proxy statement. Shareholders wishing to nominate directors should follow the procedures specified under “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

In the following CD&A, we will present (1) an executive summary that provides an overview of our 2013 financial and operational performance, as well as significant aspects of our 2013 compensation program; (2) our compensation philosophy and the processes we use to make compensation decisions for our NEOs; (3) the components of our compensation and benefits plans; and (4) detailed 2013 compensation information for our NEOs.

Our 2013 NEOs, as determined by SEC rules, are as follows:

¡	Philip C. Mezey – President and CEO;

¡	John W. Holleran – Executive Vice President and Chief Operating Officer (COO);

¡	Steven M. Helmbrecht – Executive Vice President and CFO;

¡	Shannon M. Votava – Vice President, General Counsel and Corporate Secretary;

¡	Russell E. Vanos – Senior Vice President, Strategy and Business Development; and

¡	Marcel Regnier – President – Gas (formerly, President and COO – Water).

Executive Summary

Overview of our 2013 Financial and Operational Performance

Fiscal 2013 was a challenging year. Although the global transition to smart metering continues throughout the world, the slow global economic recovery negatively impacted business and therefore affected our 2013 financial performance. The substantial completion of several of our large smart grid projects in North America contributed to an 11% reduction in our overall revenue year-over-year. Excluding the impact of these large smart grid projects, our total revenues increased approximately 1% compared with last year. Our gross margin of 31.5% decreased over the prior year, primarily due to lower volumes associated with the wind down of the large smart grid projects. In addition, our GAAP earnings were negatively impacted by restructuring charges and a goodwill impairment charge related to our Electricity business segment. This impairment resulted from a decrease in the segment’s long-term forecast due to delays in global smart grid projects as well as competitive pressures that impacted our pricing and profits. The lower forecast also required us to write-down a deferred tax asset. Despite these challenges, we ended 2013 with $1.1 billion in total backlog, which is a 3% increase compared with the backlog at the end of 2012.

During the year, we continued to focus on reducing our operating costs and streamlining our business operations. In 2013 we completed the restructuring project begun in 2011 to both reduce our manufacturing and operating expenses and to increase efficiencies, and in September of 2013, we initiated another project to further restructure our operations to improve profitability and efficiencies. We continue to prioritize our research and development investment regarding new and improved products as part of our ongoing efforts to improve and solidify our uniquely broad portfolio of energy and water solutions. We anticipate these efforts will help us capture new worldwide opportunities as they become available, while at the same time maximizing and improving our portfolio of products and services currently provided to our utility customers.

Some of our 2013 business highlights include the following;

¡	Revenues grew each quarter during the year and our fourth quarter revenues were the highest in the last six fiscal quarters. Excluding the impact of the substantial completion of several large smart grid projects in North America, our total revenues increased approximately 1% over last year with growth in both the Water and Electricity businesses, offset by a decline in the Gas business.

¡	Bookings increased 5% year-over-year and we ended the year with $1.1 billion in total backlog, which represents a 3% increase from the end of 2012.

¡	We completed a restructuring project in June 2013 and initiated a second project in September 2013 to further consolidate and reorganize our operations to increase efficiencies and profitability. At the end of 2013, approximately 50 percent of the workforce reductions planned under the second project had been completed.

¡	We began to realize benefits during the year from the restructurings and other efficiency projects which offset some, but not all, of the impact of the lower volumes and revenues.

¡	We continue to make progress in our global enterprise resources system rollout which will improve efficiencies throughout our organization.

¡	We continue to be a leading worldwide meter and data management provider, as well as a leading North American communications provider. Currently, approximately 50% of North America has automated meters and the rest of the world, approximately 12%.

Significant 2013 Compensation Programs

Compensation paid to our NEOs in 2013 was consistent with and reflective of our pay-for-performance philosophy. Each year our Compensation Committee (Committee) sets specific compensation targets and goals consistent with our pay for performance philosophy. Given our financial performance in 2013, payouts under our annual cash incentive plan were substantially reduced from the prior year (payouts for Mr. Holleran and Mr. Mezey were zero), and there were no payouts under our equity-based Long-Term Performance Plan (LTPP).

None of the minimum threshold requirements for a payout (consolidated revenue and adjusted earnings before interest, tax, depreciation and amortization (EBITDA) for the annual cash incentive plan were achieved. As a result, cash payouts for our NEOs were based solely on their performance against personal objectives, with the exception of Messrs. Mezey and Holleran, who did not earn any payout since their minimum threshold requirements did not include personal objectives. Similarly, since the Company failed to meet the threshold for earnings per share (EPS) with respect to the Company’s LTPP, there were no equity payouts to any of the NEOs under these awards. The LTPP accounts for 50% of an NEO’s long-term incentive opportunity.

As part of our long-standing commitment to strong corporate governance, many of the changes we implemented in 2012 to our compensation plans and governance policies (as described in last year’s CD&A) became effective in 2013, which included the following:

¡	All of our change-in-control (CIC) agreements now provide for “double trigger” treatment of equity awards after January 1, 2014 rather than “single trigger”.

¡	None of our CIC agreements include excise tax gross-up provisions.

¡	The 2013 LTPP awards are based on a three-year performance period with vesting to occur upon certification of performance at the end of the third year, rather than a one-year performance period with a three-year vesting period (Prior LTPP). The financial metrics are based upon non-GAAP EPS and are subject to a multiplier depending on our relative total shareholder return (TSR) performance ranking compared to the Russell 3000 index. In order to transition from the Prior LTPP design, the Committee adopted, for 2013 only, an LTPP with a 2-year (33.3% of the potential) and a 3-year (66.7% of the potential) component. Both components are identical in their design, with the only difference being the length of the performance period.

¡	We revised the list of companies included in our peer companies group to consist of those we consider to be more reflective of companies in our industry with characteristics like Itron, such as similar market capitalization, international business, and technology footprint.

¡	Since 2011, we have been and will continue to seek shareholder votes on our executive compensation on an annual basis. For this year’s meeting, see “Proposal No. 3 – Approval of Executive Compensation – Say-on-Pay” in this proxy statement.

Say-on-Pay – Shareholder Outreach

In 2013, shareholders were presented with an advisory vote to approve our executive compensation paid in 2012. Approximately 74% of our shareholders who voted were in favor of our executive compensation programs. Prior to the vote, our Chairman of the Board and Chair of the Committee, together with other senior executive officers of the Company, engaged with our major shareholders and proxy advisory firms to review the changes to our compensation programs that we approved in 2012 and implemented in 2013. These changes were meant to reinforce our strong corporate governance policies and continue our policy aligning our executive compensation to the financial performance of the Company, and included the following: (a) our CIC agreements contain double-trigger provisions and no tax gross-up obligations; (b) our LTPP program was revised to increase the performance period from one-year to three-years, with new performance metrics tied to the Company’s EPS, subject also to a multiplier based on the Company’s TSR as compared to the Russell 3000 index; (c) adoption of a Clawback Policy and a Severance Policy for our executive officers; (d) expiration of our shareholder rights plan; and (e) continuation of strong stock ownership guidelines for our NEOs and directors, as well as the prohibition of hedging and pledging of Itron stock. Our shareholders indicated their support of our continued strong corporate governance and of our executive compensation being aligned so closely to the Company’s financial performance, including non-GAAP EPS with a TSR multiplier tied to our LTPP plan. Since we seek shareholder votes on our executive compensation on an annual basis, we intend to continue seeking input and feedback from our shareholders so we can address their concerns and issues related to our compensation programs each year. In early 2014, we will again meet with our major shareholders to discuss our compensation programs, and to solicit feedback from them on our compensation and governance policies.

Executive Compensation Philosophy and Objectives

Philosophy

The philosophy underlying the Company’s compensation plans is to provide compensation that rewards both individual and Company or business line performance and that aligns such compensation with our shareholders’ interests. Our programs provide a competitive package of annual base pay, annual cash incentives, and long-term equity based incentives. We design our executive incentive compensation plans to correlate with the Company’s performance, which is generally defined in terms of revenue, profitability, and shareholder return as reflected by EPS. Annual and long-term incentives are based on a “pay-for-performance” philosophy and are directly tied to the Company’s financial performance. The Committee also provides for compensation tied to individual performance objectives for certain NEOs. These are objectives set by the CEO (and for Mr. Regnier, by the COO) and agreed to by the executive. See “2013 Compensation Paid to our NEOs – 2013 Compensation – Annual Cash Incentives – EMIP” and “2013 EXECUTIVE MANAGEMENT INCENTIVE PLAN – Metrics, Weighting, Targets, Actual Results” table in this CD&A.

Because Itron is widely recognized as a world leader in our industry, we recruit, motivate, and retain exceptional people who are key to our continued leadership and success. We focus on creating a pay-for-performance culture, but one that does not encourage excessive or unnecessary risk-taking. Our executive compensation programs are reviewed annually, and targets and metrics may be changed to support Itron’s business goals and promote both short-and long-term profitable growth of the Company. We design our compensation programs to achieve the following objectives through a combination of fixed and variable cash and equity-based elements:

¡	Performance (Company) – motivating performance by creating a direct link between compensation and the Company’s performance, as measured against pre-set financial goals;

¡	Performance (Individual) – motivating performance by rewarding those NEOs who contribute their skills, talent and perseverance to the Company’s business in ways that may be tied directly or indirectly to financial goals;

¡	Alignment – aligning our NEOs’ interests with those of our shareholders by fostering stock ownership and paying a significant portion of compensation with equity; and

¡	Retention – providing a competitive total compensation package of annual base pay, annual cash incentives, and long-term equity incentives so we can attract and retain qualified executives.

Role of Compensation Committee, Compensation Consultant, and Executive Officers

The Committee provides oversight and direction for our executive compensation plans, policies, and programs, and determines the components of compensation for each of our NEOs. Each member of the Committee qualifies as an independent director under NASDAQ listing standards and SEC rules, including the recently enacted listing standards for compensation committees and compensation advisors. In addition, each member is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (Code).

The Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the full Board based upon recommendations of the Committee. The Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the Committee has hired Frederic W. Cook & Co. (FWC) as its independent consultant. FWC reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of FWC in accordance with recently adopted SEC rules.

Members of our management team typically attend meetings where executive compensation, Company and individual performances, and competitive compensation levels and practices are discussed and evaluated; however, only the Committee members are allowed to vote on decisions regarding executive compensation. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers. The Committee meets in executive session to discuss other compensation matters, including its recommendations to the full Board on the CEO’s compensation.

Peer Data as it Relates to Compensation Decisions

To determine market-based compensation for our executives, the Committee, after consultation with FWC, identified a relevant group of peer companies for which there is publicly available compensation information and which are part of the same broad Standard & Poor’s (S&P) industry classification, and are similar in size and scope of operations (Peer Companies). Many of our direct competitors (Elster, Sensus, and Landis & Gyr) are private, and there is no publicly available compensation information about them. For 2013, our Peer Companies are named below, with those we consider to be direct competitors of Itron identified with an asterisk. The Committee reviews our Peer Companies annually, and for 2013, some new companies were added to replace those the Committee felt were no longer direct competitors (marked below). The companies in our Peer Group, like Itron, are in the S&P industry classification of technology hardware and equipment, and also have significant international operations. The size criteria generally ranged from one-third to three times Itron’s revenues and market capitalization.

Ametek, Inc.	*ESCO Technologies, Inc.	+Pentair, Ltd.

AVX Corporation	FLIR Systems, Inc.	+Plexus Corp.

+Belden Inc.	Molex, Inc.	*Roper Industries, Inc.

+Benchmark Electric LLC	*Mueller Water Products, Inc.	Trimble Navigation Limited

Diebold Inc.	NCR Corporation	+Vishay Intertechnology, Inc.

+	new for 2013
*	direct competitors

For each of the Peer Companies, FWC obtained data regarding base salaries, annual incentives, and long-term incentives from their annual proxy statements. This data was supplemented with survey data prepared by Radford Survey & Consulting (Radford Survey), a unit of Aon Consulting, which provides compensation market information on more than 700 technology companies, presented anonymously. Itron participates in this survey. The Radford Survey is well-known within the technology industry, and it provides total direct compensation levels for specific executive-level positions, including base salary, annual short-term incentive compensation, and long-term incentive compensation. The Radford Survey data was narrowed to those technology companies with revenues similar to Itron’s of between $1 billion and $3 billion.

The Committee uses the Peer Companies and the Radford Survey data as benchmarks to establish a range of competitive compensation for our NEOs. For each NEO, the Committee determined the mid-point of a salary range, annual incentive target, and long-term incentive based upon the 50th percentile of the market data for the position being evaluated. Then, taking into account the experience, performance, responsibilities, and contributions to the Company by each executive, the Committee makes a decision for each executive (other than the CEO) on base pay, annual incentive pay opportunity, and long-term incentive opportunity. For the CEO, the Committee makes a recommendation to the full Board and the Board reviews and approves the CEO’s compensation.

Components of Our Compensation Program

Total Compensation. The Committee designs the compensation plans to reward performance and encourage the achievement of the Company’s near-term objectives and long-term strategic goals. Base salary provides a stable amount of fixed compensation to the executive, while annual cash incentive awards are used to reward the achievement of the Company’s annual, near-term financial performance objectives together with an individual NEO’s personal objectives, where applicable. The Committee uses long-term equity-based compensation to reward our NEOs for overall Company performance and to align a significant portion of their overall compensation with the long-term interests of our shareholders. Because of our pay-for-performance philosophy, we overweight the executive’s long-term incentive opportunity towards performance-based restricted stock units (RSUs) under our LTPP when compared to that of our Peer Companies. Finally, for NEOs, the Committee oversees severance, retirement, and other benefits intended to promote the objectives of our compensation plans.

Base Salary. We believe that an executive’s total compensation should have an element of compensation that provides a stable, base salary which is competitive and enables the Company to attract and retain executives. The Committee reviews base salaries annually and at the time of promotions or other changes in responsibilities, and determines base salary based on peer company information and the market, as well as the experience and performance of the executive and internal equity, if applicable.

Annual Cash Incentives. The Committee provides the NEOs with an opportunity to earn annual variable cash compensation under the Itron Executive Management Incentive Plan (EMIP). Awards are generally based on the Company’s annual financial performance on a non-GAAP basis. A portion of the EMIP is also tied to some NEOs’ personal objectives (20% for Steve Helmbrecht, Russ Vanos and Shannon Votava, and 10% for Mr. Regnier whose performance award is also based in part on the financial performance of his business division). For Mr. Mezey and Mr. Holleran, their EMIP awards were based entirely on the Company’s 2013 financial performance.

In the first quarter of each year, the Committee identifies financial performance criteria that the Company must meet for any awards to become payable under the EMIP, and establishes threshold, target, and maximum payout levels for each performance element. In accordance with the terms of the EMIP, the Committee may adjust the financial performance levels during the year for items such as restructurings, acquisitions, dispositions, and the effects of foreign currency translation. If the threshold level of performance for any financial element of the EMIP during the performance period is not achieved, management is not entitled to an award for that element. Awards under the EMIP are paid in cash and are designed to incentivize and reward attainment of annual business and financial goals.

In addition, the CEO (and the COO for Mr. Regnier) develops functional and operational goals for each NEO, which are reviewed with and agreed to by the NEO. See “2013 Compensation Paid to Our NEOs – Annual Cash Incentives – EMIP” and “2013 EXECUTIVE MANAGEMENT INCENTIVE PLAN – Metrics, Weighting, Targets, Actual Results” table in this CD&A.

Long-Term Incentives. We use equity awards as long-term incentives for our NEOs to help create a strong alignment between the compensation provided to our executives and the investment objectives of our shareholders, which is to create long-term, sustainable value. In addition, vesting provisions imposed on the time-vested RSU equity awards and stock options help retain eligible executives and reward achievement of long-term business objectives that also benefit our shareholders. Our variable long-term compensation is paid with the following three types of long-term equity awards:

Stock Options. Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant, generally provide for ratable vesting over a three-year period, and expire ten years from the date of grant.

Performance-Based RSUs. Performance-based RSUs are issued under our LTPP and provide equity award opportunities to our executives based on the Company attaining certain pre-determined financial and stock price performance criteria over a three-year performance cycle. The criteria are established each year by the Committee. Once actual performance is determined and approved by the Committee at the end of the three-year period, RSU awards are issued and vest immediately. Prior to 2013, our LTPP provided for a one-year performance period, with any RSUs earned at the end of that period vesting ratably over three years. Because 2013 was the first year of the newly designed performance period, the Committee adopted an LTPP for that year only with a two-year and a three-year performance component in order to transition into the three-year cycle. See “Compensation Paid in 2013 – Long-Term Incentives – LTPP” in this CD&A for further details and discussion.

Time-Vested RSUs. Time-vested RSUs are granted annually as part of the executive’s compensation to reinforce our emphasis on equity ownership in the Company and to help us retain our talented leadership. Typically, these RSUs vest ratably over a period of three years.

Other Benefits

Executive Deferred Compensation Plan

NEOs located in the U.S. are eligible to participate in our Executive Deferred Compensation Plan (EDCP). We offer the EDCP to our highly compensated employees to give them the benefit of being able to defer some of their taxable income, which also encourages their retention with the Company. Participants may defer up to 50% of their base salary and annual cash incentive into a nonqualified account. Executives are also permitted to elect to defer an additional portion of their base salary equal to the amount of any contributions returned to them during the year from the Company’s 401(k) Plan. In 2013, the Company made matching contributions to the account of each participating executive at the rate of 50% of the first 6% of base salary and annual incentive deferred by the executive during that year, which is the same matching formula as the Company’s 401(k) Plan. The executives’ account balances are adjusted for hypothetical investment earnings or losses according to the returns of the specified “measurement funds” selected by the executives. The measurement funds correspond to the mutual funds available for investment under the 401(k) Plan (but currently do not include a Company stock fund). Refer also to the narrative following the “2013 Nonqualified Deferred Compensation Table” in this section under “EXECUTIVE COMPENSATION TABLES”.

401(k) Plan and Employee Stock Purchase Plan

Executives located in the U.S. are eligible to participate in our 401(k) Plan which provides our employees, including executives, with a 50% Company match on the first 6% of compensation deferred, subject to qualified plan limits. Similarly, executives located in the U.S. may participate in the Company’s Employee Stock Purchase Plan, along with our other U.S. employees.

We do not maintain any defined benefit or supplemental retirement programs for our NEOs, with the exception of Mr. Regnier, who resides in France and whose plan (also described below) is customary for executives in that country. See also “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this section for more information on those benefits.

Change-in-Control Agreements

We have entered into CIC agreements with our executives to encourage their full attention and dedication to the Company during a change-in-control of the Company, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. All equity awards granted after January 1, 2014 will have “double trigger” requirements before vesting upon a change-in-control. See – “EXECUTIVE COMPENSATION TABLES – Potential Payments upon Change-in-Control” in this CD&A for descriptions of the benefits provided under the CIC agreements.

Employment Agreements

We do not have formal employment agreements with our executives other than with Mr. Regnier, whose employment agreement is described under “Other Benefits in Effect in 2013 – Marcel Regnier Benefits” in this CD&A.

Other Components Related to Compensation of Our Executives

Stock Ownership Guidelines & Policies

Since 2006, we have had stock ownership guidelines to encourage our key executives to own stock at least equal in value to: (i) six times base salary for our CEO; (ii) three times each NEO’s base salary for our senior or executive VPs; and (iii) one times base salary for our other executive officers. Common stock, restricted stock awards, RSUs, and stock held in the 401(k) Plan and the Employee Stock Purchase Plan all count towards satisfaction of the guidelines; however, unexercised stock options do not. We believe that when our executives hold an equity interest in the Company, they will be less inclined to take excessive business risks. We annually review the levels of stock ownership of our executives, and based on a rolling 12-month average of our stock price as of the end of 2013, all of the NEOs had met the guidelines, with the exception of Mr. Mezey, who is new to his position in 2013, and Ms. Votava, who has been an executive officer for just three years. Both, however, are making progress towards meeting those guidelines. We also have stock ownership guidelines for the members of our Board (see “COMPENSATION OF DIRECTORS” in this proxy statement).

Anti-Hedging Policy

Since a primary objective of our compensation programs is to create a strong alignment between our officers and directors and the interests of our shareholders, we prohibit our officers and directors from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Company has adopted a Hedging Policy that prohibits our directors, officers, and employees from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.

Impact of Tax and Accounting

We regularly consider the various tax and accounting implications of our compensation plans. When determining the amount of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.

We generally seek to maximize the tax deductibility for all elements of compensation. For example, Section 162(m) of the Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the next three highest compensated officers (other than the CFO). Under the current tax laws, exceptions are made for qualified performance-based compensation. Our stock options and LTPP awards are designed to meet the definition of performance-based compensation under Section 162(m), as are our annual cash-based awards payable under the EMIP. The Committee, however, believes that it is important for it to retain maximum flexibility in designing compensation programs that are in the best interest of the Company and its shareholders. Therefore, the Committee, while considering tax deductibility as a factor in determining compensation, may not limit compensation to those levels or types of compensation that will be deductible if it believes that the compensation is commensurate with the performance of the covered employee.

2013 Compensation Paid to Our NEOs

Compensation Tied to Performance.

We tie a majority of our NEOs’ compensation to the Company’s financial performance, so that our NEOs’ interests are aligned with those of our shareholders. The following charts highlight that portion of the CEO’s 2013 total compensation and the percentage of our total, averaged NEOs’ 2013 compensation which is variable or “at risk” (including equity grants of RSUs and stock options, and annual cash incentives under the EMIP).

2013 Compensation

Base Salaries. In November 2012, the Board elected Mr. Mezey as our President and CEO, effective January 1, 2013, and determined his 2013 compensation at that time, based upon the Committee’s recommendations. At the same time, the Committee recommended and the Board approved the promotion of two of our NEOs to newly created positions for 2013. Mr. Holleran was elected Executive Vice President and COO, effective January 1, 2013, and Russell Vanos was elected Senior Vice President – Strategy and Business Development, also effective

January 1, 2013. The Committee reviewed the Peer Companies and Radford Survey data available and consulted with its compensation consultant before determining the salaries and other compensation payable to Messrs. Holleran and Vanos, whose compensation (including their base salaries) is set forth in the “Summary Compensation Table” in this section of the CD&A. Additionally, at its December 2012 meeting, the Committee increased the base salary of Shannon Votava by approximately 1.5%, effective January 1, 2013, in recognition of her additional duties as Corporate Secretary, a position she was elected to hold effective January 1, 2013.

In February 2013, Steve Helmbrecht was promoted from Senior Vice President and CFO to Executive Vice President and CFO. Due to the additional duties and responsibilities of an executive vice president, the Committee, in consultation with its compensation consultant, elected to increase Mr. Helmbrecht’s base salary by approximately 9.5%, as shown in the “Summary Compensation Table” in this section of the CD&A.

Mr. Regnier served as President and COO-Water until April 1, 2013, at which time he assumed the new position of President – Gas and ceased to be an executive officer of the Company.

Annual Cash Incentives – EMIP. For Mr. Mezey, the targeted annual cash award under the EMIP for 2013 was 125% of his base salary, and for Mr. Holleran, it was 100% of his base salary. The Committee (and the Board for the CEO) determined these payout percentages were appropriate given the elements of their annual incentive plan that are entirely based on the financial performance of the Company, as described in the next paragraph. The remaining NEOs’ incentive plans included additional elements also described below. For Mr. Helmbrecht, the targeted payout was 85% of his base salary. For Messrs. Regnier and Vanos, the target payout was 75% of their base salaries, and for Ms. Votava, it was 50% of her base salary.

For Messrs. Mezey and Holleran, there were two elements in their annual incentive plan: (i) Company consolidated revenue (50%), and (ii) Company consolidated adjusted EBITDA (50%). For Ms. Votava and Messrs. Helmbrecht and Vanos, there were three elements in their annual incentive plan: (i) Company consolidated revenue (40%); (ii) Company consolidated adjusted EBITDA (40%); and (iii) personal objectives established with, and approved by, the CEO (20%). For Mr. Regnier, there were five elements in his annual incentive plan: (i) Company consolidated revenue (15%); (ii) Company consolidated adjusted EBITDA (15%); (iii) Gas business line revenue (30%); (iv) Gas business line gross margin (30%), and (v) personal objectives established with the COO (10%). Mr. Regnier’s new position reports to our COO. Therefore his personal objectives were determined in consultation with our COO, Mr. Holleran, rather than our CEO. See also the following table, “2013 EXECUTIVE MANAGEMENT INCENTIVE PLAN – Metrics, Weighting, Targets, Actual Results”.

The individual goals for each executive, as determined in consultation with the CEO (and for Mr. Regnier, the COO), encompassed the following priorities for the Company: (i) explore strategic alternatives that enhance our vision and roadmap for Itron’s success; (ii) extend our intellectual property strategy to support business interests beyond our core metering business; (iii) continue to foster a culture of risk management and compliance throughout the Company; (iv) continue to build and facilitate financial competencies within the Company; and (v) strengthen our organizational capabilities through efficient alignment and accountability. These individual goals are designed to encourage the NEOs to focus on internal corporate efficiencies and global collaborative processes that we believe will help drive future growth of the Company.

We use adjusted EBITDA as a performance metric in the EMIP because we believe that it is important to focus on both revenue as well as profitability to better understand our core business. Non-GAAP adjustments exclude certain expenses that may not be indicative of our recurring core operating results. These non-GAAP financial measures facilitate management’s internal comparisons to our historical performance as well as comparisons to our competitors’ operating results. We believe this is a better measurement of our core business and enhances the overall understanding of our current and future performance. We define adjusted EBITDA as GAAP net income or loss minus interest income, plus interest expense, depreciation, and amortization of intangible asset expenses, restructuring expense, acquisition-related expense and goodwill impairment, and we exclude the tax expense or benefit. We believe this adjusted EBITDA metric, when included with consolidated revenue, provides a more balanced illustration of our financial performance and the ongoing operations of our business. A schedule reconciling GAAP to non-GAAP results is available on our website at www.itron.com.

The first table below shows for each NEO the fiscal 2013 financial and operational performance targets and actual results for awards under the EMIP. The second table indicates the actual awards and bonus paid for each NEO’s attained results.

2013 EXECUTIVE MANAGEMENT INCENTIVE PLAN (EMIP)

Metrics, Weighting, Targets, Actual Results

Payout Factor		Results Required to Achieve Bonus (in millions)			2013 Actual Results (millions)	2013 Actual Percentage Attainment (% attainment of Target Bonus)
Metrics	Weighting Factor	Threshold	Target	Maximum
		(50%)	(100%)	(200%)

Philip Mezey
Consolidated Revenue	50.0%	$2,090.5	$2,161.8	$2,352.5	$1,948.7	0.0%
Consolidated Adjusted EBITDA	50.0%	$247.9	$256.9	$290.7	$168.5	0.0%

Total						0.0%

John Holleran
Consolidated Revenue	50.0%	$2,090.5	$2,161.8	$2,352.5	$1,948.7	0.0%
Consolidated Adjusted EBITDA	50.0%	$247.9	$256.9	$290.7	$168.5	0.0%

Total						0.0%

Steve Helmbrecht
Consolidated Revenue	40.0%	$2,090.5	$2,161.8	$2,352.5	$1,948.7	0.0%
Consolidated Adjusted EBITDA	40.0%	$247.9	$256.9	$290.7	$168.5	0.0%
Individual Objectives	20.0%				99%	19.8%

Total						19.8%

Shannon Votava
Consolidated Revenue	40.0%	$2,090.5	$2,161.8	$2,352.5	$1,948.7	0.0%
Consolidated Adjusted EBITDA	40.0%	$247.9	$256.9	$290.7	$168.5	0.0%
Individual Objectives	20.0%				96.5%	19.3%

Total						19.3%

Russell Vanos
Consolidated Revenue	40.0%	$2,090.5	$2,161.8	$2,352.5	$1,948.7	0.0%
Consolidated Adjusted EBITDA	40.0%	$247.9	$256.9	$290.7	$168.5	0.0%
Individual Objectives	20.0%				92%	18.4%

Total						18.4%

Marcel Regnier
Consolidated Revenue	15.0%	$2,090.5	$2,161.8	$2,352.5	$1,948.7	0.0%
Consolidated Adjusted EBITDA	15.0%	$247.9	$256.9	$290.7	$168.5	0.0%
Gas Business Line Revenue	30.0%	$656.2	$678.6	$738.5	$570.3	0.0%
Gas Business Line Gross Margin Percent	30.0%	40.4%	42.1%	45.9%	36.5%	0.0%
Individual Objectives	10.0%				100%	10.0%

Total						10.0%

2013 EMIP – NEO Actual Awards

NEO	EMIP Attainment %	EMIP Target, % of Base Salary	Actual Payout, % of Base Salary	Cash Award
Philip Mezey	0.0%	125%	0.0%	0
John Holleran	0.0%	100%	0.0%	0
Steve Helmbrecht	19.8%	85%	16.8%	$80,868
Shannon Votava	19.3%	50%	9.7%	$33,775
Russell Vanos	18.4%	75%	13.8%	$44,850
Marcel Regnier	10.0%	75%	7.5%	$30,314

Long-term Incentives. In accordance with our compensation philosophy and objectives, for long-term incentives we use a mix of stock options (25%), time-vested RSUs (25%), and performance-based RSUs under our LTPP (50%). Individual award amounts for stock options are calculated based on Black-Scholes values, and award amounts for time-vested RSUs and LTPP RSUs are determined based on the closing price of our common stock on the date of grant. For time-vested RSUs, LTPP awards, and stock options, the date of grant and approval by the Committee for the NEOs was February 21, 2013, and our closing stock price was $42.35 per share, and the date of grant and approval by the Board for our CEO Mr. Mezey was February 22, 2013, and our closing stock price on that date was $43.38.

Upon his promotion to President and CEO effective January 1, 2013, Mr. Mezey’s LTPP opportunity at target was increased from $425,000 to $1,600,000. At the same time, upon his promotion to Executive Vice President and COO, Mr. Holleran’s LTPP opportunity at target was increased from $425,000 to $900,000. In February 2013 when Mr. Helmbrecht was promoted to Executive Vice President and CFO, his LTPP opportunity at target was increased from $425,000 to $475,000. As stated, the LTPP opportunity represents 50% of an NEO’s long-term incentive.

	LTPP RSUs Value		Stock Options Value **		Time-vested RSUs Value		Long-term Incentive (“LTI”)
NEO	Value *	LTI %	Value	LTI %	Value	LTI %	Target Award ($’s)%
Philip Mezey	$1,600,000	50%	$800,000	25%	$800,000	25%	3,200,000	100%
John Holleran	$900,000	50%	$450,000	25%	$450,000	25%	1,800,000	100%
Steve Helmbrecht	$475,000	50%	$237,500	25%	$237,500	25%	950,000	100%
Shannon Votava	$200,000	50%	$100,000	25%	$100,000	25%	400,000	100%
Russell Vanos	$200,000	50%	$100,000	25%	$100,000	25%	400,000	100%
Marcel Regnier	$425,000	50%	$—	0%**	$289,420	50%	850,000	100%

*	Value based on performance at target. Actual awards are rounded down to the nearest whole share.

**	Due to their complexity, Itron has chosen not to issue Stock Options outside the US. For Mr. Regnier a larger time-based RSU amount is used to equalize values. The equalization amount added to Mr. Regnier’s time-vested RSU value was roughly the equivalent of the Black-Scholes (BS) value. (i.e. $212,500 × 36.2% BS discount factor)

2013 LTPP.

For 2013, the Committee implemented a new LTPP, moving away from a one-year performance period with RSU awards granted upon attainment and vesting ratably over three years, to a three-year performance period with RSU awards vesting immediately upon attainment at the end of year three. In order to transition to the new three-year performance period LTPP, the Committee adopted awards for 2013 under which 33.3% of the total LTPP opportunity is based on a two-year performance period, and 66.7% is based on the three-year performance period. Both tranches of the 2013 LTPP are identical in their design, with the length of the performance period along with the related vesting schedule being the only difference. The components for the 2013 LTPP awards are as follows:

(1)	At the beginning of each year in the performance cycle, the Committee sets the annual non-GAAP EPS target levels for that year. A performance percentage (ranging from 50% to 160%) for each year in the performance cycle is determined based on our achievement of the annual non-GAAP EPS target set by the Committee (Board for CEO). If the minimum or threshold level is met, the performance percentage is 50%; if the target level for the measure is met, the performance percentage is 100%; and if the maximum level for the measure is met, the performance percentage is 160%. Performance for levels achieved between threshold, target and maximum are linearly interpolated.

(2)	At the end of the two and three-year performance cycles, the performance percentages for the individual years are averaged.

(3)	This average is then adjusted based on our achievement of TSR for the two and three-year performance cycles relative to the Russell 3000 index. If our TSR for the two and three-year performance cycles is at the 25th percentile of the Russell 3000 index, the average performance percentage of the performance-related component is adjusted down by 25%. If our TSR is at the 50th percentile, there is no change to the average performance percentage. If our TSR is at or above the 75th percentile, the average performance percentage of the performance-related component is increased by 25%. The adjustments for levels achieved between the 25th, 50th and 75th percentiles are linearly interpolated. These TSR targets and point multipliers were all established in February 2013 by the Committee (and by the Board for the CEO.)

The following table shows the target for annual non-GAAP EPS (weighted 100%) set by the Committee at the beginning of each year, and our actual results for these measures for 2013:

Metrics	Threshold (50%)	Target (100%)	Maximum (160%)	2013 Actual Results	Absolute Performance Percentage Achieved	Weighted Performance Percentage Achieved
Non-GAAP Earnings Per Share (EPS) – 2013	$3.17	$3.42	$4.35	$1.90	0.0%	0.0%
Non-GAAP Earnings Per Share (EPS) – 2014	Approved annually by the Compensation Committee
Non-GAAP Earnings Per Share (EPS) – 2015	Approved annually by the Compensation Committee

For our NEOs, the following table shows the target number of shares awarded in 2013 under the LTPP (including shares under the 2013-2014 performance cycle and the 2013—2015 performance cycle), as well as the maximum number of shares that can be earned after giving effect to the performance results for the first year (2013) of the performance cycle (which was zero attainment), and assuming maximum performance for 2014 and 2015 under the performance measure and maximum performance under the TSR multiplier:

NEO	Target Shares Award	Maximum Shares opportunity (at beginning of Performance Period)	Maximum Shares opportunity (as of January 1, 2014)
Philip Mezey	36,883	73,766	45,100
John Holleran	21,251	42,502	25,986
Steve Helmbrecht	11,216	22,432	13,716
Shannon Votava	4,722	9,444	5,776
Russell Vanos	4,722	9,444	5,776
Marcel Regnier	10,035	20,070	12,272

As indicated above, we use non-GAAP diluted EPS as the performance metric for our LTPP. We define non-GAAP diluted EPS as non-GAAP net income (net income excluding the expenses associated with amortization of intangible assets, restructuring, acquisitions, goodwill impairment and amortization of debt placement fees) divided by the weighted average shares outstanding, on a diluted basis, during each period. We consider these financial measures to be useful metrics for management and investors for the same reasons that we use adjusted EBITDA metrics for our EMIP. We believe this is a better measurement of our core business and enhances the overall understanding of our current and future performance. Therefore, we provide specific information regarding the GAAP amounts excluded from these non-GAAP measures and evaluate non-GAAP diluted EPS together with GAAP diluted EPS. A schedule reconciling GAAP to non-GAAP results is available on our website at www.itron.com.

Risk and Incentive Compensation.

It is our belief that a majority of an executive’s total compensation should be variable “at risk” compensation, meaning it is tied to the Company’s financial performance. However, because performance-based incentives play a large role in our compensation program, we strive to ensure that incentives do not result in actions that may conflict with the long-term best interests of the Company and our shareholders. Therefore, the Committee evaluated all of our executive plans and policies in 2013 for attributes that could cause excessive risk-taking by our executives. We concluded that our programs and policies do not encourage excessive risk-taking because: (a) the salary component of our program is a fixed amount; (b) the majority of the compensation paid to our executives is delivered in the form of equity ownership, which aligns the interest of our executives with those of our shareholders; (c) executive officers are subject to our executive stock ownership guidelines; and (d) the annual cash-based incentive plan and long-term incentive plans are designed with risk-mitigating characteristics such as (i) maximum award payouts based on the attainment of various and continually evolving Company financial objectives which diversify risks associated with a single indicator of performance, (ii) our equity-based incentives encourage a longer-term focus through multi-year performance periods, (iii) there are risk-mitigating policies in place such as insider trading and hedging prohibitions and clawbacks, and (iv) final awards are reviewed and approved by our Committee (and the full Board in the case of the CEO), which is composed entirely of independent directors who have discretion under our plans to approve, modify, or eliminate any award earned. See also “CORPORATE GOVERNANCE – Our Board’s Role in Risk Oversight” in this proxy statement.

Other Benefits in Effect For NEOs in 2013

Marcel Regnier Benefits

Employment Agreement. We have entered into an Employment Agreement with Mr. Regnier, who resides and works in France. French laws require us to document the terms of Mr. Regnier’s employment in a written agreement. This agreement generally sets forth compensation and other employment provisions generally applicable to employees in France. In addition, Mr. Regnier is provided the use of a Company car which is typical for executives residing in France.

French Retirement Indemnity Plan. Under French law, Mr. Regnier is eligible to participate in a retirement indemnity plan required for all employees with an employment contract. The terms of the indemnity provide for a lump sum payout upon voluntary retirement only, equal to the average monthly salary of the employee (including all bonuses) for the last 12 months prior to retirement, multiplied by a multiplier based on the number of years employed. The full amount is paid by the employer, and it is not paid if retirement is not initiated by the employee. In addition, no payments are owed in the event of other terminations, including death or disability. See also “EXECUTIVE COMPENSATION TABLES – Potential Payments upon Change-in-Control” and “Termination Payment Tables for NEOs” in this CD&A.

Profit Sharing Plan. In addition, Mr. Regnier participates in a discretionary profit plan, the scheme of which mirrors a plan prescribed by French law and local labor contracts. All employees in France participate in this plan. See also “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this CD&A.

Supplemental Tables of NEO Realizable Compensation

In this section, we are presenting supplemental information to the CD&A “EXECUTIVE COMPENSATION TABLES” that begin on page 43. The following table and bar graph show realizable long-term compensation paid to our NEOs for the past five years and indicate what we believe are more accurate statements of our NEOs’ actual compensation value as compared to the grant date fair value of these awards.

The table summarizes the long-term compensation that our NEOs received in 2013 and the prior four years. It shows grant date fair market value of the stock options, time-vested RSUs, and LTPP performance RSUs for each of our NEOs (three years of which are shown in the “Summary Compensation Table” of the “EXECUTIVE COMPENSATION TABLES”) and supplements that information with what the fair market value of the same stock options, time-vested RSUs and LTPP RSUs was at the end of fiscal 2013 (2013 Values). Because the 2013 Values are based in part on the market value of our stock at year end, we believe the 2013 Values more accurately reflect the current value of the long-term compensation we have paid to our NEOs.

The bar graph underscores the difference between grant date fair market value and the 2013 Values of the annual long-term compensation earned by our NEOs for the years 2009-2013. This also reflects the alignment of our at-risk compensation with the value of our stock and hence, the long-term interests of our NEOs with those of our shareholders.

2009-2013 Long-Term Incentive Grant Value vs. Actual Value at 12-31-13

	2009-2013 LTI Grants ($000s)
	Total LTI			Stock Options		Time-Vested RSUs		LTPP
	Grant- Date Fair Value	12-31-13 Actual Value*	Actual Value vs. Grant Value	Grant- Date Fair Value	12-31-13 Actual Value*	Grant- Date Fair Value	12-31-13 Actual Value*	Grant- Date Fair Value	12-31-13 Actual Value*
MEZEY	$7,980	$2,815	-65%	$3,667	$10	$1,438	$1,245	$2,875	$1,560
HELMBRECHT	$3,523	$1,786	-49%	$897	$0	$875	$714	$1,750	$1,073
HOLLERAN	$4,573	$2,417	-47%	$1,110	$0	$1,288	$1,154	$2,175	$1,263
VOTAVA	$962	$394	-59%	$318	$58	$279	$236	$365	$100
VANOS	$1,217	$825	-32%	$100	$0	$801	$669	$316	$156
REGNIER	$2,889	$2,011	-30%	$0	$0	$1,189	$961	$1,700	$1,050

* Assumes all grants held until end of the period; for 2013 LTPP grants, assumes no shares are earned for the 2013 performance period, target shares for the 2014 and 2015 performance periods, and a TSR Modifier of 0.75x based on relative TSR performance vs. Russell 3000 through 12/31/13.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Itron’s management. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2014 Proxy Statement.

Compensation Committee

Kirby Dyess, Chair

Jon Eliassen

Charles Gaylord

Lynda Ziegler

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table provides information regarding compensation of the Company’s NEOs. The amounts shown include amounts deferred at the executives’ election. All numbers are rounded to the nearest dollar.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($) (2) (3)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($)		Total ($)
Philip Mezey (1)	2013	800,000	1,507,739	799,997	0	29,330	(5)	3,137,066
President and CEO	2012	500,000	637,468	2,419,315	138,700	18,453		3,713,936
	2011	483,173	637,313	212,364	345,863	49,617		1,728,330

John Holleran (6)	2013	600,000	845,638	449,995	0	24,153	(5)	1,919,786
Executive Vice President and COO	2012	444,500	637,468	212,491	115,848	21,363		1,431,670
	2011	444,125	837,310	212,364	307,472	7,350		1,808,621

Steve Helmbrecht	2013	480,500	446,301	237,496	80,868	13,944	(5)	1,259,109
Senior Vice President and CFO	2012	437,500	637,468	212,491	118,125	10,996		1,415,680
	2011	437,260	637,313	212,364	302,630	47,158		1,636,725

Shannon Votava (7)	2013	350,000	187,895	100,007	33,775	7,650	(5)	679,327
Vice President, General Counsel and Corporate Secretary

Russell Vanos (7)	2013	325,000	187,895	100,007	44,850	7,650	(5)	665,402
Senior Vice President – Strategy and Business Development

Marcel Regnier (8)	2013	404,192	476,245	0	30,314	45,722	(5)	956,473
President – Gas	2012	437,487	719,604	0	86,474	494,982		1,738,547
	2011	406,415	727,386	0	281,117	128,827		1,543,745

(1)	Mr. Mezey was appointed President and CEO effective January 1, 2013.

(2)	These columns reflect the aggregate grant date fair value of awards granted under our Long-Term Performance Plan and 2010 Stock Incentive Plan determined in accordance with FASB ASC Topic 718. See Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 regarding assumptions underlying the valuation of these equity awards.

(3)	Includes the grant date fair value of 2013 LTPP awards assuming target performance achievement. As the performance-contingent awards are based on separate measurements of the Company’s financial performance for each year in the two- and three-year performance cycles, FASB ASC Topic 718 requires the grant date fair value to be calculated for the portion of the award related to performance in 2013. Therefore, the value includes one-half of the target RSUs under the two-year performance cycle and one-third of the target RSUs under the three-year performance cycle. For more details on how performance is calculated under the LTPP, refer to “Compensation Paid in 2013 – Long-term Incentives ” in this CD&A.

The grant date fair value of the performance related component is based upon the probable outcome for the award and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. As required under FASB ASC Topic 718, the full grant date fair value for the TSR multiplier for the entire two- and three-year performance cycles is included in the amounts shown for 2013 (the year of grant) and was determined using a Monte Carlo valuation model on the date the performance RSUs were awarded. Grant date fair values assuming maximum performance achievement for the 2013 portion of the two- and three-year LTPP awards would be: P. Mezey – $1,329,968; J. Holleran – $745,650; S. Helmbrecht – $393,491; S. Votava – $165,662; R. Vanos – $165,662; M. Regnier – $352,075.

(4)	This column reflects the cash awards earned by the NEO’s under our annual incentive program.

(5)	We value these benefits based on the actual costs or charges incurred by us for the benefits. The amounts shown under “All Other Compensation” consist of the following:

Name	401(k) Company Contributions	Executive Deferred Comp. Plan Company Match (9)	Company Car	Transportation	Housing Allowance	Group Insurance Retirement Contributions (10)	Profit Sharing
Philip Mezey	$7,650	$21,680
John Holleran	7,650	6,124		5,006	5,373
Steve Helmbrecht	7,650	6,294
Shannon Votava	7,650
Russell Vanos	7,650
Marcel Regnier			4,065			34,479	7,178

(6)	Mr. Holleran was promoted to Executive Vice President and COO effective January 1, 2013.

(7)	Ms. Votava and Mr. Vanos were not NEOs prior to 2013, therefore compensation data for those years is not disclosed.

(8)	Mr. Regnier’s compensation is paid in Euros and has been converted to US dollars ($USD) using an exchange rate of 1 Euro to 1.2631 $USD. This exchange rate represents the approximate average exchange rate of 2012 Q4, and is the rate used by the Company for 2013 budgeting purposes.

(9)	Deferred compensation plan details are discussed following the Nonqualified Deferred Compensation Table.

(10)	Represents increase in value of retirement indemnity (France) and Company contributions to a savings plan and a group insurance arrangement which provides retirement and death benefits for our executives in France.

2013 Grants of Plan-Based Awards Table

The following table provides information regarding grants of plan-based awards to the NEOs during 2013.

Grants of Plan – Based Awards
		Board or Committee Action Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Philip Mezey	n/a	n/a	$500,000	$1,000,000	$2,000,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/22/2013	2/22/2013	n/a	n/a	n/a	n/a	n/a	n/a	18,441	n/a	n/a	$799,971
	2/22/2013	2/22/2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	51,270	$43.38	$799,997
	2/22/2013	2/22/2013	n/a	n/a	n/a	13,831	36,883	73,766	n/a	n/a	n/a	$707,768	(5)
John Holleran	n/a	n/a	$300,000	$600,000	$1,200,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	10,625	n/a	n/a	$449,969
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	29,342	$42.35	$449,995
	2/21/2013	2/21/2013	n/a	n/a	n/a	7,969	21,251	42,502	n/a	n/a	n/a	$395,670	(5)
Steve Helmbrecht	n/a	n/a	$204,213	$408,425	$816,850	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	5,608	n/a	n/a	$237,499
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	15,486	$42.35	$237,496
	2/21/2013	2/21/2013	n/a	n/a	n/a	4,206	11,216	22,432	n/a	n/a	n/a	$208,802	(5)
Shannon Votava	n/a	n/a	$87,500	$175,000	$350,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	2,361	n/a	n/a	$99,988
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	6,521	$42.35	$100,007
	2/21/2013	2/21/2013	n/a	n/a	n/a	1,770	4,722	9,444	n/a	n/a	n/a	$87,907	(5)
Russell Vanos	n/a	n/a	$121,875	$243,750	$487,500	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	2,361	n/a	n/a	$99,988
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	n/a	6,521	$42.35	$100,007
	2/21/2013	2/21/2013	n/a	n/a	n/a	1,770	4,722	9,444	n/a	n/a	n/a	$87,907	(5)
Marcel Regnier	n/a	n/a	$0	$0	$0	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2/21/2013	2/21/2013	n/a	n/a	n/a	n/a	n/a	n/a	6,834	n/a	n/a	$289,420
	2/21/2013	2/21/2013	n/a	n/a	n/a	3,763	10,035	20,070	n/a	n/a	n/a	$186,825	(5)

(1)	Represents threshold, target and maximum opportunity under the Company’s annual incentive program for fiscal 2013. Our annual incentive program is discussed under the caption “Annual Cash Incentives” in the CD&A.

(2)	Represents range of possible payouts under the LTPP for the two- and three-year performance cycles beginning in 2013; awards earned under the LTPP are paid in RSUs. Our LTPP is discussed under the caption “Compensation Paid in 2013 – Long-Term Incentives” in the CD&A.

(3)	Amounts shown in this column reflect the number of time-based RSU’s granted to each named executive under our 2010 Stock Incentive Plan (2010 SIP).

(4)	Amounts shown in this column reflect the number of options granted to each named executive officer under our 2010 SIP.

(5)	Amounts shown are based on target performance achievement for the 2013 portion for each of the two- and three-year performance cycles. As required under FASB ASC Topic 718, includes the value of the award contingent upon the Company’s financial performance and the full grant date fair value for the TSR multiplier. See footnote 3 of the Summary Compensation Table for further details.

The non-equity incentive awards included in this table and also set forth in the Summary Compensation Table represent the annual incentive component of our executives’ compensation. These potential payout awards are paid in cash as a percentage of each of the NEO’s salary, based upon achievement of certain pre-determined performance criteria. For more details, refer to the “EXECUTIVE COMPENSATION – CD&A – Components of our Compensation Program” section of this proxy statement.

Under the Company’s 2013 LTPP for the 2013 performance period, the threshold level of performance was not achieved so no awards were earned for year one of the two-year and three-year performance period. For more details, refer to the “EXECUTIVE COMPENSATION – CD&A – 2013 Compensation Paid to Our NEOs” section of the proxy statement. The amounts included in the “All Other Stock Awards” column and in the “All Other Option Awards” column represent time-vested RSUs and stock options, respectively, both of which were issued under the Company’s 2010 SIP. For further details on these awards, refer to the “EXECUTIVE COMPENSATION TABLES – CD&A – Components of Our Compensation Program – Long-Term Incentives”. Because of the adverse tax consequences in France on stock options, Mr. Regnier received additional time-vested RSUs in lieu of the options granted to the other NEOs. For further details on the compensation and benefits paid to our NEO residing in France, Mr. Regnier, refer to the “EXECUTIVE COMPENSATION – CD&A – 2013 Compensation Paid to Our NEOs – Marcel Regnier Benefits”.

2013 Outstanding Equity Awards at Fiscal Year End Table

The following table provides information regarding outstanding equity awards held by each NEO as of December 31, 2013.

Outstanding Equity Awards At Fiscal Year End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Philip Mezey	5/3/2005	5,000		$37.40	5/3/2015
	8/7/2006	16,000		$48.51	8/7/2016
	5/14/2007	20,000		$67.43	5/14/2017
	5/5/2008	20,000		$95.78	5/5/2018
	2/11/2010	8,610		$61.56	2/11/2020
	2/24/2011	5,873	2,937	$56.65	2/24/2021
	2/24/2011					1,250	(2)	$51,788
	2/24/2011					2,311	(3)	$95,745
	2/16/2012	3,799	7,599	$48.23	2/16/2022
	2/16/2012					2,938	(2)	$121,721
	11/15/2012	46,856	93,714	$41.36	11/15/2022
	2/22/2013		51,270	$43.38	2/22/2023
	2/22/2013					18,441	(2)	$764,011
	2/22/2013								13,831	(4)	$573,018
John Holleran	2/22/2007	20,000		$62.52	2/22/2017
	5/14/2007	20,000		$67.43	5/14/2017
	5/5/2008	20,000		$95.78	5/5/2018
	2/11/2010	8,610		$61.56	2/11/2020
	2/24/2011	5,873	2,937	$56.65	2/24/2021
	2/24/2011					1,250	(2)	$51,788
	2/24/2011					2,311	(3)	$95,745
	2/16/2012	3,799	7,599	$48.23	2/16/2022
	2/16/2012					2,938	(2)	$121,721
	2/21/2013		29,342	$42.35	2/21/2023
	2/21/2013					10,625	(2)	$440,194
	2/21/2013								7,969	(4)	$330,156
Steve Helmbrecht	12/6/2004	8,333		$21.18	12/6/2014
	5/3/2005	2,327		$37.40	5/3/2015
	8/7/2006	13,333		$48.51	8/7/2016
	5/14/2007	20,000		$67.43	5/14/2017
	5/5/2008	20,000		$95.78	5/5/2018
	2/11/2010	8,610		$61.56	2/11/2020
	2/24/2011	5,873	2,937	$56.65	2/24/2021
	2/24/2011					1,250	(2)	$51,788
	2/24/2011					2,311	(3)	$95,745
	2/16/2012	3,799	7,599	$48.23	2/16/2022
	2/16/2012					2,938	(2)	$121,721
	2/21/2013		15,486	$42.35	2/21/2023
	2/21/2013					5,608	(2)	$232,339
	2/21/2013								4,206	(4)	$174,255
Shannon Votava	2/24/2011					260	(2)	$10,772
	2/24/2011					81	(3)	$3,356
	12/12/2011	6,666	3,334	$35.65	12/12/2021
	2/16/2012	1,341	2,682	$48.23	2/16/2022
	2/16/2012					1,037	(2)	$42,963
	2/21/2013		6,521	$42.35	2/21/2023
	2/21/2013					2,361	(2)	$97,816
	2/21/2013								1,770	(4)	$73,331

Outstanding Equity Awards At Fiscal Year End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Russell Vanos	2/24/2011					617	(2)	$25,562
	2/24/2011					183	(3)	$7,582
	2/16/2012					4,839	(2)	$200,480
	12/13/2012					1,508	(2)	$62,476
	2/21/2013		6,521	$42.35	2/21/2023
	2/21/2013					2,361	(2)	$97,816
	2/21/2013								1,770	(4)	$73,331
Marcel Regnier	2/24/2011					1,780	(2)	$73,745
	2/24/2011					2,311	(3)	$95,745
	2/16/2012					4,073	(2)	$168,744
	2/21/2013					6,834	(2)	$283,133
	2/21/2013								3,763	(4)	$155,901

(1)	One third of the options granted on February 24, 2011 vest on each of February 24, 2012, 2013 and 2014. One third of the options granted on December 12, 2011 vest on each of December 12, 2012, 2013 and 2014. One third of the options granted on February 16, 2012 vest on each of February 16, 2013, 2014 and 2015. One third of the options granted on November 15, 2012 vest on each of November 15, 2013, 2014 and 2015. One third of the options granted on February 21, 2013 vest on each of February 21, 2014, 2015 and 2016. One third of the options granted on February 22, 2013 vest on each of February 22, 2014, 2015 and 2016.

(2)	Represents RSUs granted under the 2010 SIP. One third of the RSUs granted on February 24, 2011 vest on each of February 24, 2012, 2013 and 2014. One third of the RSUs granted on February 16, 2012 vest on each of February 16, 2013, 2014 and 2015. One third of the RSUs granted on December 13, 2012 vest on each of December 13, 2013, 2014 and 2015. One third of the RSUs granted on February 21, 2013 vest on each of February 21, 2014, 2015 and 2016. One third of the RSUs granted on February 22, 2013 vest on each of February 22, 2014, 2015 and 2016.

(3)	Represents RSUs granted under the LTPP for the 2011 performance cycle. One-third of the RSUs granted on February 24, 2011 vest on each of December 31, 2012, 2013 and 2014.

(4)	Represents RSUs granted under the LTPP for the two- and three-year performance cycles beginning in 2013 assuming achievement at threshold levels of performance.

(5)	Based on the closing price of our common stock on December 31, 2013 ($41.43).

2013 Option Exercises and Stock Vested Table

The following table provides information regarding stock option exercises and shares acquired upon the vesting of stock awards by the NEOs during the 2013 fiscal year.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Philip Mezey			10,791	459,544
John Holleran			13,596	568,770
Steve Helmbrecht			10,791	459,544
Shannon Votava			1,196	50,912
Russell Vanos			5,148	219,908
Marcel Regnier			12,372	530,182

(1)	Based on the fair market value of our common stock on the vest date.

2013 Nonqualified Deferred Compensation Table

The following table provides information regarding the nonqualified deferred compensation of each of the NEOs for the 2013 fiscal year.

Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Philip Mezey	75,333	21,680	124,313	0	1,099,744
John Holleran	59,822	6,124	5,261	0	71,208
Steve Helmbrecht	28,483	6,294	65,147	0	415,509
Shannon Votava	n/a	n/a	n/a	n/a	n/a
Russell Vanos	n/a	n/a	n/a	n/a	n/a
Marcel Regnier	n/a	n/a	n/a	n/a	n/a

(1)	This deferred compensation represents amounts that are reported as compensation earned in 2013 in the Summary Compensation Table.
(2)	These amounts have been included in the Summary Compensation Table in the “All Other Compensation” column.

Executive Deferred Compensation Plan

Executives located in the U.S. are eligible to participate in the Company’s Executive Deferred Compensation Plan. Under this plan, participants may defer up to 50% of their base salary and 50% of their annual incentive to a non-qualified account. Participants may also defer an additional portion of their base salary equal to the amount of any contributions returned to them during the year from the Company’s 401(k) plan so that the 401(k) plan can satisfy the nondiscrimination requirements applicable to it. Annually, the Company makes matching contributions to the account of each participating executive at the rate of 50% of the first 6% of base salary and annual incentive deferred by the executive during that year.

Each participant’s account is adjusted for hypothetical investment earnings or losses based on the performance of the “measurement funds” in which the account is deemed to be invested. Participants allocate their accounts among the measurement funds available under the plan and can change their allocation at any time. These measurement funds are the same as the mutual funds offered for investment purposes under the Company’s 401(k) plan. Measurement funds are used solely to determine the amount of the hypothetical investment earnings or losses to be allocated to the participant’s account. The Company is not obligated to invest any assets in these funds.

Accounts are distributed (or commence to be distributed) to participants upon termination of employment with the Company and its affiliates. Distribution will generally be made (or commence to be made) within 90 days after termination. However, distribution will be delayed until six months after termination to the extent necessary to comply with the requirements of Internal Revenue Code Section 409A.

A participant’s account will be distributed in a lump sum, unless the participant elects to have it distributed in substantially equal annual installments over a period of not more than 10 years. This election must be made at the time the participant is first eligible to participate in the plan.

Potential Payments upon Termination

The following describes payments due upon termination in accordance with the provisions of our current 2010 stock incentive plan (2010 SIP). Our Board has adopted an Amended and Restated 2010 Stock Incentive Plan which will be presented to the shareholders for their approval at the annual meeting. See “Proposal No. 2 – Approval of Amended and Restated 2010 Stock Incentive Plan” in this proxy statement for a summary of payments upon termination under the proposed, amended plan.

Termination for Cause

The executive is entitled to receive any accrued and unpaid base salary through the date of termination. All options granted automatically expire when terminated for cause and all unvested time-vested RSUs and all unvested awards under the LTPP and the EMIP are forfeited in the event of termination for cause.

Termination due to Death, Disability, or Retirement

Base Salary: The executive or his or her estate is entitled to any accrued and unpaid base salary through the date of termination.

Time-vested RSUs: If termination is due to retirement, any unvested RSUs granted under the 2010 SIP would immediately terminate. Unvested RSUs granted prior to 2013 are forfeited upon death or disability. For those granted in 2013, any unvested RSUs will vest immediately upon termination due to death or disability (as defined in the 2010 SIP).

Stock Options: All unvested options automatically expire when termination is due to retirement. If termination is due to death or disability, all unvested options become exercisable and remain exercisable until the earlier of one year following the date of termination or the date on which the options expire by their terms. If termination is due to retirement, any vested stock options granted under the 2010 SIP would remain exercisable until the earlier of three years following the date of termination or the date on which the options expire by their terms.

LTPP: There were no LTPP awards earned for the 2009, 2012, and 2013 performance periods. For awards earned under the 2010 and 2011 LTPP, if termination occurs during the performance period by reason of death, disability, or retirement, the number of RSUs that become eligible for vesting, based on attainment of performance goals assessed at the end of the performance period, will be determined pro-rata based on the number of calendar days employed during the performance period and will vest as of the date of death, disability, or retirement. If termination occurs during the performance period under the 2013-2015 LTPP, the awards will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the date of death, disability, or retirement. Vested units generally will be settled at the original vesting date set forth in the award agreement, and in accordance with the provisions of Section 409A of the Code.

Annual Incentive Plan: For awards under the EMIP, participants would receive a prorated award (assuming an award is earned) based on the number of calendar days employed during the performance period and such payout, if any, will be made at the same time as the other participants.

Definition of Retirement: For purposes of stock options granted since 2008 as well as all awards granted under the 2010 SIP to NEOs located in the U.S., “retirement” means the earlier of age 65 or age 55 with at least 10 years of service with Itron. For awards under the 2000 SIP, other than stock options granted in 2008 or later, “retirement” means attainment of age 65.

Voluntary Termination or Termination without Cause

Base Salary: The executive is entitled to any accrued and unpaid base salary through the date of termination.

Stock Options: All unvested options automatically expire due to voluntary termination or termination by the Company without cause. Any vested options would remain exercisable until the earlier of 90 days following termination of employment or the date on which the options expire by their terms.

Time-vested RSUs: All unvested RSUs are forfeited upon voluntary termination or termination without cause.

LTPP: There were no LTPP awards earned for the 2009, 2012, and 2013 performance periods. For awards earned under the 2010 and 2011 LTPP, if termination occurs during the performance period or the three-year ratable vesting period, any unvested awards are forfeited. For any LTPP awards earned during the performance period under the 2013-2015 LTPP, the awards will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the date of termination. Vested units will be settled in accordance with the provisions of Section 409A of the Code.

Annual Incentive Plan: The bonus under the 2013 EMIP would be forfeited in its entirety if the NEO is not employed by the Company at the time of the payout.

Potential Payments upon Change-in-Control

The following describes the material provisions of the CIC agreements that we entered into with our NEOs in January of 2013 or later. The CIC agreements provide for the following benefits if there is a change-in-control and the NEO’s employment is terminated by the Company without cause or by the NEO for “good reason”:

Severance Benefit. The CIC agreements provide Messrs Mezey, Holleran, Helmbrecht and Regnier with a severance benefit equal to 2.5 times the sum of base salary and target annual incentive opportunity. For Ms. Votava and Mr. Vanos, the benefit is equal to 2 times the sum of base salary and target annual incentive opportunity. For all, the benefit is paid in cash in one lump sum.

Pro-Rata Annual Incentive for Year of Termination. The CIC agreements provide for a payment based on the greater of target opportunity or actual performance (as determined by the Board), prorated for the time worked during the year of termination.

Welfare Benefit Continuation. The CIC agreements provide Messrs Mezey, Holleran, Helmbrecht and Regnier with 2.5 years of life and disability insurance coverage (with no tax gross-up). For Ms. Votava and Mr. Vanos, this benefit is equal to two years of life and disability insurance coverage (with no tax gross-up). The Agreements also provide our NEOs and their dependents with the same respective years of health care coverage.

Equity Award Vesting and Acceleration (Double Trigger). The CIC agreements provide for accelerated vesting of stock options and restricted stock or other equity-based awards at the time of the change-in-control. There is accelerated vesting of the LTPP awards at the time of the change-in-control with payouts based on the greater of target opportunity or actual performance, as determined by the Board, pro-rated for the portion of the performance period as of the date of the change-in-control. For purposes of these CIC agreements, which pertain to equity awards granted after January 1, 2014, such accelerated vesting herein described will occur only upon a change-in-control and a termination of employment without cause or for “good reason” as defined in the Agreements.

Excise Tax Gross-Up. There are no effective provisions for an excise tax gross-up.

Legal Fees. The CIC agreements provide that NEOs will be reimbursed for legal fees and expenses incurred in seeking to enforce the CIC agreement.

Restrictive Covenants. The CIC agreements include restrictive covenants relating to non-solicitation (one-year) and non-disparagement and require a release of all claims against the Company.

Definition of Change-in-Control. For purposes of the CIC agreements, a “change-in-control” generally consists of any of the following:

¡	An acquisition of 25 percent or more of our voting securities;

¡	Our current Board of Directors (and their approved successors) ceasing to constitute a majority of the Board;

¡	Consummation of any merger or consolidation with or into another corporation, the effect of which would be that our Board would consist of a majority of directors who were not members of the Board prior to the merger or consolidation; or

¡	Consummation of any sale or disposition of all or substantially all of our assets, or the approval by our shareholders of a plan of complete liquidation or dissolution of the Company.

Definition of Good Reason. For purposes of the CIC agreements, “good reason” for termination by the NEO of his or her employment generally means any one of the following acts by the Company following a change-in-control:

¡	An adverse change in the NEO’s duties, status or position as an executive officer;

¡	A reduction in the NEO’s base salary;

¡	A reduction in the NEO’s annual bonus or long-term incentive opportunity;

¡	The failure to continue to provide welfare, medical, and other fringe benefits which in the aggregate are substantially similar to those provided immediately prior to the change-in-control;

¡	The requirement for the NEO to be based at an office more than 50 miles from the NEO’s office prior to the change-in-control; or

¡	The failure by the Company or successor company to assume or agree to perform the provisions of the CIC agreement.

See also “Termination Payment Tables for NEOs” in this section of the proxy statement.

Regnier Severance Benefits and Change-in-Control Agreement

Our President – Gas, Mr. Regnier, resides in France. Under French laws, Mr. Regnier may be entitled to receive severance payments determined under the formula prescribed by statute in France, which is based on age, seniority, and level of remuneration at the time of termination, regardless of the reason for the termination (except for cause). Consequently, his CIC agreement provides that any severance payments and benefits he receives under French law, if any, will be offset against any payments or benefits he receives pursuant to his CIC agreement.

2010 SIP Change-in-Control Provisions

Our 2010 SIP contains certain provisions relating to a change-in-control of the Company. In the event of a change-in-control , as defined in our CIC Agreements described above, unless otherwise provided in the award agreement, generally:

¡	Each outstanding option will be assumed or an equivalent option substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the “Successor Corporation”). Upon completion of the change-in-control, the assumed or substituted options become fully vested and exercisable whether or not the vesting requirements set forth in the applicable option agreement have been satisfied.

¡

The vesting of shares subject to stock awards will accelerate, and the forfeiture provisions applicable to those shares will lapse, if and to the same extent that the vesting and exercisability of outstanding options accelerate in connection with the change-in-control. If unvested options are to be assumed or substituted by a Successor Corporation without acceleration upon the occurrence of a change-in-control, the forfeiture provisions applicable to the shares subject to stock awards will continue with respect to shares of the Successor Corporation that may be issued in exchange for such shares.

¡	The vesting and payout of LTPP awards will be as provided in the award agreement with the Company, as described below.

As previously mentioned, our Board has adopted an Amended and Restated 2010 Stock Incentive Plan to be submitted to the shareholders for their approval at the annual meeting. For a summary of change-in-control provisions of that amended plan, see “Proposal No 2 – Approval of Amended and Restated 2010 Stock Incentive Plan” in this proxy statement.

LTPP Change-in-Control Provisions

There were no LTPP awards earned for the 2009, 2012, and 2013 performance periods. For awards earned under the 2010 and 2011 LTPP, all unvested RSUs will accelerate and become vested immediately prior to the change-in-control. If a change-in-control occurs during the performance period under the 2010 and 2011 LTPP, the number of RSUs subject to the award will be the greater of (a) the target number of RSUs subject to the award or (b) the actual number of RSUs subject to the award as determined based on the attainment of the performance goals if the Plan Administrator determines that the attainment of the performance goals may be determined as of the date of the change-in-control, pro-rated based on the portion of the performance period that has elapsed between the grant date for the award and the date of the change-in-control. If a change-in-control occurs during the performance period under the 2013-2015 LTPP, the awards will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control.

The definition of change-in-control for those RSUs granted under the 2010 and 2011 LTPP is defined in the 2010 SIP, as described above, and the transaction must constitute a change-in-control event within the meaning of Section 409A of the Code.

Time-vested RSUs: In the event of a change-in-control, any unvested RSUs will accelerate and become vested immediately prior to such transaction.

Termination Payment Tables for NEOs

The tables below reflect the estimated amount of incremental compensation payable to each of our NEOs in the event of termination of employment or change-in-control. The tables do not include benefits generally available to all employees on a non-discriminatory basis or payments and benefits that the NEOs would have already earned during their employment with us, whether or not a termination or change-in-control event had occurred. The amounts shown assume that such termination or change-in-control was effective as of December 31, 2013. The actual amounts to be paid out can only be determined at the time of such executive’s termination or upon a change-in-control, as applicable.

Summary of Termination Payments Philip Mezey
Executive Benefits (1)	Termination for Cause	Voluntary Termination		Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—		$—	$—	$—	$—	$—	$1,000,000	$1,000,000
Accelerated Stock Options (3)	$—		$—	$—	$—	$—	$—	$6,560	$6,560
Severance (4)	$—		$—	$—	$—	$—	$800,000	$—	$4,500,000
Benefit Continuation	$—		$—	$—	$—	$—	$—	$—	$48,656
Accelerated RSUs (5)	$—	$		$859,755	$859,755	$95,745	$—	$1,033,264	$1,033,264
Accelerated Long-Term Performance Plan Award (6)	$—		$—	$1,528,063	$1,528,063	$594,244	$—	$594,244	$594,244

(1)	The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2013, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2013 and the amount earned based on actual performance in 2013.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2013 ($41.43).

(4)	Effective December 14, 2012, the Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary. The change-in-control agreements provide for a severance payment equal to 2.5 times the sum of base salary and target annual bonus.

(5)	For the RSUs granted under the 2011 LTPP on February 24, 2011, for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2013 ($41.43).

(6)	Pursuant to our award agreements with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance periods. Upon a termination due to retirement, awards will vest based on actual performance and are pro-rated based on the number of completed calendar days during the performance period. As of December 31, 2013, the two- and three-year performance cycles are not complete; it is assumed that target performance is achieved. Values are based on the closing price of our common stock on December 31, 2013 ($41.43).

Summary of Termination Payments John Holleran
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$600,000	$600,000
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—	$600,000	$—	$3,000,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$32,903
Accelerated RSUs (5)	$—	$—	$535,938	$535,938	$95,745	$—	$709,447	$709,447
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$880,429	$880,429	$342,391	$—	$342,391	$342,391

(1)	The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2013, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2013 and the amount earned based on actual performance in 2013.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2013 ($41.43).

(4)	Effective December 14, 2012, the Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary. The change-in-control agreements provide for a severance payment equal to 2.5 times the sum of base salary and target annual bonus.

(5)	For the RSUs granted under the 2011 LTPP on February 24, 2011, for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2013 ($41.43).

(6)

Pursuant to our award agreements with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance periods. Upon a termination due to retirement, awards will vest based on actual performance and are pro-rated based on the number of completed calendar days during the performance period. As of December 31, 2013, the two- and three-year performance cycles are not complete; it is assumed that target performance is achieved. Values are based on the closing price of our common stock on December 31, 2013 ($41.43).

Summary of Termination Payments Steve Helmbrecht
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$327,557	$327,557
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—	$480,500	$—	$2,222,313
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$48,335
Accelerated RSUs (5)	$—	$—	$328,084	$328,084	$95,745	$—	$501,593	$501,593
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$464,679	$464,679	$180,711	$—	$180,711	$180,711

(1)	The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2013, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2013 and the amount earned based on actual performance in 2013.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2013 ($41.43).

(4)	Effective December 14, 2012, the Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary. The change-in-control agreements provide for a severance payment equal to 2.5 times the sum of base salary and target annual bonus.

(5)	For the RSUs granted under the 2011 LTPP on February 24, 2011, for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2013 ($41.43).

(6)	Pursuant to our award agreements with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance periods. Upon a termination due to retirement, awards will vest based on actual performance and are pro-rated based on the number of completed calendar days during the performance period. As of December 31, 2013, the two- and three-year performance cycles are not complete; it is assumed that target performance is achieved. Values are based on the closing price of our common stock on December 31, 2013 ($41.43).

Summary of Termination Payments Shannon Votava
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$141,225	$141,225
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$19,271	$19,271
Severance (4)	$—	$—	$—	$—	$—	$350,000	$—	$1,050,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$13,660
Accelerated RSUs (5)	$—	$—	$101,172	$101,172	$3,356	$—	$154,907	$154,907
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$195,632	$195,632	$76,079	$—	$76,079	$76,079

(1)

The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-

control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2013, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2013 and the amount earned based on actual performance in 2013.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2013 ($41.43).

(4)	Effective December 14, 2012, the Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus.

(5)	For the RSUs granted under the 2011 LTPP on February 24, 2011, for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2013 ($41.43).

(6)	Pursuant to our award agreements with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance periods. Upon a termination due to retirement, awards will vest based on actual performance and are pro-rated based on the number of completed calendar days during the performance period. As of December 31, 2013, the two- and three-year performance cycles are not complete; it is assumed that target performance is achieved. Values are based on the closing price of our common stock on December 31, 2013 ($41.43).

Summary of Termination Payments Russell Vanos
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$198,900	$198,900
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—	$325,000	$—	$1,137,500
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$38,925
Accelerated RSUs (5)	$—	$—	$105,398	$105,398	$7,582	$—	$393,916	$393,916
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$195,632	$195,632	$76,079	$—	$76,079	$76,079

(1)	The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2013, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2013 and the amount earned based on actual performance in 2013.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2013 ($41.43).

(4)	Effective December 14, 2012, the Executive Officer Severance Pay Policy provides an executive officer, who is terminated involuntarily, a severance payment equal to 1 times base salary. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus.

(5)	For the RSUs granted under the 2011 LTPP on February 24, 2011, for termination due to death, disability or retirement, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2013 ($41.43).

(6)	Pursuant to our award agreements with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance periods. Upon a termination due to retirement, awards will vest based on actual performance and are pro-rated based on the number of completed calendar days during the performance period. As of December 31, 2013, the two- and three-year performance cycles are not complete; it is assumed that target performance is achieved. Values are based on the closing price of our common stock on December 31, 2013 ($41.43).

Summary of Termination Payments Marcel Regnier
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$272,830	$272,830
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$404,192	$404,192	$—	$404,192	$—	$1,768,340
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$16,360
Accelerated RSUs (5)	$—	$—	$378,877	$378,877	$—	$—	$621,367	$621,367
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$415,750	$415,750	$—	$—	$161,681	$161,681

(1)	The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive’s base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2013, actual performance was below target. Value represents the difference between the target value under the annual incentive program for 2013 and the amount earned based on actual performance in 2013.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2013 ($41.43).

(4)	Represents one year of base salary. Change-in-control amounts represents 2.5 times the sum of base salary and target annual bonus.

(5)	For the RSUs granted under the 2011 LTPP on February 24, 2011, for termination due to death or disability, represents the accelerated value of the RSUs earned based on the closing price of our common stock on December 31, 2013 ($41.43). For the time-based RSUs granted February 22, 2013, for termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2013 ($41.43). Change-in-control amounts represent the accelerated value of all outstanding unvested RSU awards based on the closing price of our stock on December 31, 2013 ($41.43).

(6)	Pursuant to our award agreements with this executive the LTPP awards outstanding as of the change-in-control will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a termination due to death or disability awards will vest based on actual performance at the conclusion of the performance periods. As of December 31, 2013, the two- and three-year performance cycles are not complete; it is assumed that target performance is achieved. Values are based on the closing price of our common stock on December 31, 2013 ($41.43).

2013 AUDIT/FINANCE COMMITTEE REPORT

The Audit/Finance Committee is composed of independent directors as defined by Rule 5605(a)(2) of the NASDAQ rules and acts under a written charter developed by the Committee and approved by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the PCAOB) and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of our Board of Directors.

In connection with the December 31, 2013 financial statements, the Audit/Finance Committee hereby reports as follows:

(1)	The Audit/Finance Committee has reviewed and discussed the audited financial statements and report on internal control over financial reporting with management.

(2)	The Audit/Finance Committee has discussed with the independent auditors the matters required by PCAOB Auditing Standard No. 16, Communications with Audit Committees.

(3)	The Audit/Finance Committee has received the written disclosures and the letter from the auditors required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence, and discussed with the auditors the auditors’ independence.

(4)	Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors and the Board has approved, that the Company’s audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2013.

Audit/Finance Committee

Thomas S. Glanville, Chairman

Sharon M. Nelson

Gary E. Pruitt

Graham M. Wilson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES

For the years ended December 31, 2012 and December 31, 2013, professional services were performed by Ernst & Young LLP and their respective affiliates (collectively, EY). The aggregate fees billed by EY for the years ended December 31, 2012 and 2013 were as follows:

Services Rendered	2012	2013
Audit Fees (1)	$7,335,200	$7,592,435
Audit-Related Fees (2)	39,852	4,331

Total Audit and Audit-Related Fees	7,375,052	7,596,766
Tax Fees (3)	238,551	153,903
Other Fees (4)	—	—
Total Fees	$7,613,603	$7,750,669

(1)	Audit services include fees for professional services rendered for the audit of the Company’s annual financial statements and internal controls over financial reporting for the years ended December 31, 2012 and 2013, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, services include statutory audits required, and accounting consultations on matters related to the annual audits or interim reviews.

(2)	Audit-related services primarily include fees for a statutory certification for the year ended December 31, 2013, and acquisition due diligence services performed during the year ended December 31, 2012.

(3)	Tax services include fees for consultation and assistance with tax preparation and compliance during the years ended December 31, 2012 and 2013, as well as tax planning advice related to the rationalization of legal entities. No other tax services were performed by EY.

(4)	There were no services performed by EY qualifying as “Other” for the years ended December 31, 2012 and 2013.

The Audit/Finance Committee has considered and concluded that the non-audit services provided to the Company by EY are compatible with maintaining the auditors’ independence.

The Audit/Finance Committee has adopted policies and procedures that require the Company to obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval is generally granted on a quarterly basis, is detailed as to the particular service or category of services to be provided, and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis. In 2012 and 2013, all services were pre-approved in accordance with the charter of the Audit/Finance Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives certain information about our equity compensation plans in effect as of December 31, 2013.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders (1)	1,837,453	$54.79	(2)	1,253,457	(3)
Equity Compensation Plans Not Approved by Shareholders	—	—		—

Total	1,837,453	$54.79	(2)	1,253,457	(3)

(1)	Under the provisions of the Itron 2010 Stock Incentive Plan (2010 Plan), the Company may grant stock awards, stock units, performance shares, stock appreciation rights, and performance units (collectively Awards) in addition to stock options.

(2)	The weighted-average exercise price pertains only to outstanding options and excludes 649,721 shares issuable upon vesting of outstanding Awards.

(3)	This number includes 747,416 shares available for issuance under the 2010 Plan and 506,041 shares available for issuance under the 2012 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information with respect to the beneficial ownership of our common stock as of February 25, 2014 by:

¡	each of our directors;

¡	each of our executive officers for whom compensation is reported in this proxy statement;

¡	all of our directors and executive officers as a group; and

¡	each person that we know beneficially owns more than 5% of our common stock.

The percentage ownership data is based on 39,324,203 shares of our common stock outstanding as of February 25, 2014. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

	Shares Beneficially Owned
Name	Number	Percent
Directors and Executive Officers:
Philip C. Mezey (1)	222,653	*
Steven M. Helmbrecht (2)	155,459	*
John W. Holleran (3)	156,113	*
Marcel Regnier (4)	65,415	*
Russell E. Vanos (5)	20,009	*
Shannon M. Votava (6)	18,575	*
Kirby A. Dyess (7)	19,878	*
Jon E. Eliassen (8)	24,801	*
Charles H. Gaylord, Jr. (9)	19,357	*
Thomas S. Glanville (10)	30,040	*
Sharon L. Nelson (11)	18,012	*
Gary E. Pruitt (12)	21,329	*
Michael V. Pulli	1,414	*
Graham M. Wilson (13)	21,687	*
Lynda L. Ziegler	3,495	*
All directors and executive officers as a group (16 persons) (14)	801,424	2.02%

Greater-Than-5% Shareholders:
Fairpointe Capital LLC (15) 1 N. Franklin Ste. 3300 Chicago, IL 60606	4,343,310	11.10%
BlackRock, Inc. (16) 40 East 52nd Street New York, NY 10022	3,942,763	10.1%
Capital Research Global Investors (17) 333 South Hope St. Los Angeles, CA 90071	3,630,314	9.3%
Norges Bank (Bank of Norway) (18) Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	2,565,439	6.55%
Vanguard Group (19) 100 Vanguard Blvd. Malvern, PA 19355	2,124,928	5.42%

*	Less than 1%.

(1)	Includes 149,964 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $55.36 per share.

(2)	Includes 94,173 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $61.47 per share.

(3)	Includes 94,798 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $66.71 per share.

(4)	3,100 of these shares are held in the name of a company owned equally by Mr. Regnier and his spouse, who share voting and investment power over the shares.

(5)	Includes 2,173 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $42.35 per share, and 316 shares held in the name Mr. Vanos’s spouse, who shares voting and investment power with him over these shares.

(6)	Includes 11,521 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $39.84 per share.

(7)	Includes 9,099 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $69.13 per share.

(8)	Includes 7,644 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $57.69 per share.

(9)	Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $70.92 per share. Also includes 2,000 shares held in the name of Mr. Gaylord’s spouse, who shares voting and investment power with him over these shares.

(10)	Includes 7,212 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $54.75 per share.

(11)	Includes 5,986 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $56.86 per share.

(12)	Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $61.97 per share.

(13)	Includes 8,486 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $46.41 per share.

(14)	Includes 408,028 shares issuable on exercise of outstanding options that are held by all directors and executive officers and are exercisable within 60 days.

(15)	Information is based on Amendment No. 1 to a Schedule 13G filed with the SEC on February 7, 2014, reporting beneficial ownership as of December 31, 2013. The Schedule 13G indicates that Fairpointe has sole voting power over 4,253,099 of these shares, and sole dispositive power over all but 35,100 shares over which it shares dispositive power.

(16)	Information is based on Amendment No. 10 to a Schedule 13G filed with the SEC on January 10, 2014 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2013 on behalf of its investment advisory subsidiaries, BlackRock Advisors LLC, BlackRock Advisors (UK) Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, BlackRock (Luxembourg) S.A., BlackRock International Ltd, and BlackRock Investment Management UK Ltd. The Schedule 13G indicates that BlackRock, Inc. has sole voting power over 3,810,479 of these shares, and sole dispositive power over all of these shares.

(17)	Information is based on Amendment No. 2 to a Schedule 13G filed with the SEC on February 13, 2014 by Capital Research Global Investors (CRGI) reporting beneficial ownership as of December 31, 2013. The Schedule indicates that CRGI has sole voting power and sole dispositive power over all of these shares.

(18)	Information is based on a Schedule 13G filed with the SEC on February 19, 2014 reporting beneficial ownership as of December 31, 2013. The Schedule 13G indicates that Norges Bank has sole voting power over all of these shares, and sole dispositive power over 1,831,138 of these shares, with shared dispositive power over 734,301 of these shares.

(19)	Information is based on a Schedule 13G filed with the SEC on February 11, 2014 reporting beneficial ownership as of December 31, 2013. The Schedule 13G indicates that Vanguard has sole dispositive power over 2,068,862 of these shares, and shared dispositive power over 56,066 of these shares. Vanguard has sole voting power over 58,470 of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require our officers, directors, and greater than 10% shareholders to provide us with copies of all Section 16(a) forms they file.

Based solely on our review of these forms and written representations received from certain reporting persons, we believe that, during 2013 all of our executive officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

LIST OF SHAREHOLDERS OF RECORD

A list of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and will also be available ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m., Pacific time, at the office of the Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019. A shareholder may examine the list for any legally valid purpose related to the annual meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of our 2013 Annual Report to Shareholders, which includes our financial statements for the year ended December 31, 2013, accompanies this proxy statement. In addition, you may view the Annual Report and this proxy statement on our Company website, www.itron.com, by selecting “About Itron”, “Investors” and then “Investor Relations”.

SHAREHOLDER PROPOSALS FOR 2015

Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2015 annual meeting. Under Exchange Act Rules 14a-5(e) and 14a-8(e), shareholders that intend to present a proposal at our 2015 annual meeting must give us written notice of the proposal not later than November 20, 2014 for the proposal to be considered for inclusion in our proxy materials for that meeting. In addition, shareholders who wish to submit nominations for the election of directors or proposals that will not be included in our proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide that the notice of proposals to be considered at our annual meeting must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting, and that the notice of nominations for election of directors must be received at least 60 days and not more than 90 days prior to the date of our annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). Shareholders who intend to present proposals at the 2015 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose no later than February 1, 2015 and no sooner than January 2, 2015, assuming the annual meeting is held on May 1, 2015. Our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal’s inclusion in our proxy materials or presentation at the 2015 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC’s proxy rules, state law, and our Amended and Restated Bylaws.

Shareholder proposals should be directed to the attention of our Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019.

OTHER INFORMATION

We make available, free of charge, copies of our filings with the SEC, including this proxy statement and our Annual Report to Shareholders, upon the request of shareholders. The documents are also available for downloading or printing by going to our website at www.itron.com, and selecting “About Itron”, “Investors” and then “Investor Relations — Financial Information”. Shareholders must submit a request for printed copies by e-mail through our website at www.itron.com, by selecting “Investors” and then “Contact Investor Relations” or by mail to the following address:

Itron, Inc. – Attention: Investor Relations

2111 N. Molter Road

Liberty Lake, Washington 99019

Appendix A

ITRON, INC.

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

Approved by the Board of Directors on February 21, 2014

Approved by the Shareholders on [—], 2014

SECTION 1. PURPOSE

The purpose of the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan (the “Plan”) is to enhance the long-term shareholder value of Itron, Inc., a Washington corporation (the “Company”), by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Related Corporations (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Award” means any Option, Stock Appreciation Right, Stock Award or Performance Award granted pursuant to the provisions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or a Related Corporation in connection with an Award, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, no par value per share, of the Company.

“Change in Control Transaction” has the meaning set forth in Section 16.2.1.

“Covered Employee” means a “covered employee” as that term is defined in Section 162(m) of the Code or any successor provision and any related U.S. Department of Treasury guidance.

“Disability,” unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Corporation and to be engaged in any substantial gainful activity.

“Dividend Equivalent” has the meaning set forth in Section 10.

“Effective Date” has the meaning set forth in Section 20.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall be as established by the Plan Administrator acting in good faith to be reasonable and in compliance with Section 409A of the Code or (a) if the Common Stock is listed on The NASDAQ Global Select Market, the closing sales price for the Common Stock as reported by The NASDAQ Global Select Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American

Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value. Notwithstanding the foregoing, for income tax reporting and withholding purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Plan Administrator deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Plan Administrator in accordance with applicable law and uniform and nondiscriminatory standards adopted by it from time to time.

“Grant Date” means the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

“Option” means the right to purchase Common Stock granted under Section 7.

“Option Term” has the meaning set forth in Section 7.3.

“Parent,” except as otherwise provided in Section 8.8 in connection with Incentive Stock Options, means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.

“Participant” means the person to whom an Award is granted.

“Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 12.

“Performance Share” has the meaning set forth in Section 12.1.

“Performance Unit” has the meaning set forth in Section 12.2.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Related Corporation” means any Parent or Subsidiary of the Company.

“Restricted Stock” has the meaning set forth in Section 11.1.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 9.

“Stock Award” means Unrestricted Stock, Restricted Stock or Stock Units granted under Section 11.

“Stock Unit” has the meaning set forth in Section 11.2.

“Subsidiary,” except as otherwise provided in Section 8.8 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company.

2

“Successor Corporation” has the meaning set forth in Section 16.2.2.

“Termination Date” has the meaning set forth in Section 7.6.

“Unrestricted Stock” has the meaning set forth in Section 11.1.

“Vesting Base Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

SECTION 3. ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of, two or more members of the Board who meet the independence standards set forth by the NASDAQ Global Select Market (the “Plan Administrator”). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Board.

3.2 Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected.

In any event, however, (a) no Option or SAR may be amended to reduce the exercise price of such Option or SAR below the per share Fair Market Value of the Common Stock as of the date the Option or SAR was granted, and (b) except as provided in Section 16.1 and Section 16.3 hereof, and at any time when the then-current fair market value of a share of Common Stock is less than the Fair Market Value of a share of Common Stock on the date that an outstanding Option or SAR was granted, such outstanding Option or SAR may not be cancelled or surrendered in exchange for (i) cash, (ii) an Option or SAR having an exercise price that is less than the Fair Market Value of a share of Common Stock on the date that the original Option or SAR was granted, or (ii) any other Award.

The Plan Administrator may delegate ministerial duties to such of the Company’s officers as it so determines. The Plan Administrator, for purposes of determining the effect on an Award of a Company-approved leave of absence or a Participant’s working less than full-time, shall be the chief executive officer of the Company or his designee.

3

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 Number of Shares

(a) Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock that shall be authorized for grant under the Plan shall be 7,875,000 shares (which reflects an increase of 4,375,000 shares from 3,500,000, the original number of shares that were authorized for issuance under the Plan as of May 4, 2010), all of which may be issued pursuant to the exercise of Incentive Stock Options.

Any shares of Common Stock that are subject to Options or SARs shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted, and any shares that are subject to Awards other than Options or SARs shall be counted against this limit as 1.7 shares of Common Stock for every one (1) share of Common Stock granted. After the Effective Date, no awards may be granted under the Itron, Inc. Amended and Restated 2000 Stock Incentive Plan (the “Prior Plan”).

(b) If (i) any shares of Common Stock subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) any shares of Common Stock subject to an award under the Prior Plan are forfeited, or an award under the Prior Plan expires or is settled for cash (in whole or in part), the shares of Common Stock subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 4.1(d) below.

In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or an award other than an option or stock appreciation right under any Prior Plan are satisfied by surrendering of shares subject to the Award, the shares so surrendered shall be added to the shares available for Awards under the Plan in accordance with Section 4.1(d) below. Notwithstanding anything to the contrary contained herein, the following shall not be added to the shares of Common Stock authorized for grant under Section 4.1(a) above: (x) shares of Common Stock subject to an Option or an Award surrendered in payment of the Option exercise price or Award purchase price or shares of Common Stock subject to an option or award granted under the Prior Plans surrendered in payment of the option exercise price or award purchase price, or to satisfy any tax withholding obligation with respect to an Option or SAR or an option or stock appreciation right granted under the Prior Plans, (y) shares of Common Stock that are not issued as a result of a net settlement of an Option or SAR or an option or stock appreciation right granted under the Prior Plan, and (z) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under the Prior Plans. For purposes of this Section 4.1 and for the avoidance of any doubt, “surrendered” includes the tendering of shares held by the Participant or withheld from an Award voluntarily by the Participant or mandatorily by the Company.

(c) Substitute Awards granted pursuant to Section 6.3 below shall not reduce the number of shares of Common Stock authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 11(e), nor shall shares of Common Stock subject to a substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 4.1(b) above.

Additionally, in the event that a company acquired by the Company or with which the Company combines has shares of stock available under a pre-existing plan approved by such company’s shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Corporation prior to such acquisition or combination.

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(d) Any shares of Common Stock that again become available for grant pursuant to this Section 4.1 shall be added back as (i) one (1) share of Common Stock if such shares were subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and (ii) as 1.7 shares of Common Stock if such shares were subject to Awards other than Options or SARs granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plans.

4.2. Character of Shares

Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

SECTION 5. ELIGIBILITY

Awards may be granted under the Plan to those officers, directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such Participants render bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, SARs, Dividend Equivalents, Stock Awards and Performance Awards. Awards may be granted singly or in combination.

6.2 Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the payment of a cash amount equal to the Fair Market Value of the shares of Common Stock on the date of settlement of an Award other than an Option or SAR, the granting of replacement Awards, or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3 Acquired Company Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

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SECTION 7. OPTIONS

7.1 Grant of Options

The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator. Except in the case of a substitute or assumed option pursuant to Section 6.3 above, the exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.

7.3 Term of Options

The term of each Option (the “Option Term”) shall be as established by the Plan Administrator, but shall not exceed ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. The Plan Administrator may adjust the vesting schedule of an Option held by a Participant who works less than “full-time” as that term is defined by the Plan Administrator (taking into consideration definitions under local law) or who takes a Company-approved leave of absence.

To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. Alternatively, the Option may be exercised electronically through a third-party stock plan service provider designated by the Company and according to such procedures established by the Company. An Option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of:

(a) cash or check;

(b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant (for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

(c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage

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firm designated by the Company to deliver promptly to the Company the aggregate amount of sale proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

(d) such other consideration as the Plan Administrator may permit.

7.6 Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of termination of the Participant’s employment or service relationship (the “Termination Date”) shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of

(i) the last day of the Option Term;

(ii) if the Participant’s Termination Date occurs for reasons other than Cause, Retirement, death or Disability, the three-month anniversary of such Termination Date; and

(iii) if the Participant’s Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.

Notwithstanding the foregoing, if the Participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant’s employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option likewise shall be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination Date, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

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8.2 More Than 10% Shareholders

If an individual owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.3 Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.4 Term

Subject to Section 8.2, the Option Term shall not exceed ten years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Notification of Disqualifying Disposition

The Participant must promptly notify the Company of any disposition of the shares of Common Stock acquired upon exercise of an Incentive Stock Option that occurs prior to the expiration of the holding period required to receive the favorable tax treatment applicable to Incentive Stock Options, which period shall be set forth in the instrument evidencing the Option.

8.7 Code Definitions

For purposes of this Section 8, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

The Plan Administrator is authorized to make Awards which shall entitle a Participant to exercise all or a specified portion of the Award (to the extent then exercisable pursuant to its terms) and to receive from the Company the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise over (b) the exercise price of the SAR which shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date (“Stock Appreciation Rights” or “SARs”).

SARs may be granted on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the conditions which must be satisfied prior to the exercise of the SAR, whether the SAR shall be payable in cash or in shares of Common Stock, and the circumstances under which forfeiture of the SAR shall occur by reason of termination of the Participant’s employment or service relationship.

The term of a SAR shall not exceed ten years.

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SECTION 10. DIVIDEND EQUIVALENTS/DIVIDENDS

The Plan Administrator is authorized to make Awards which shall entitle a Participant to receive credit based on dividends that would have been paid on shares of Common Stock subject to an Award if such shares had been held by Participant at the time such dividend was declared (“Dividend Equivalents”), provided, however, that Dividend Equivalents shall not be granted in connection with Options or SARs. Dividend Equivalents may be granted on such terms and conditions and subject to such restrictions as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the underlying Award. Notwithstanding the provisions of this Section 10, Dividend Equivalents granted with respect to any Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the underlying Award with respect to which such cash, stock or other property has been distributed.

Any dividends that are distributed with respect to Restricted Stock that vests based on the attainment of performance goals shall be accumulated and subject to restrictions and risk of forfeiture to which the underlying Restricted Stock is subject.

SECTION 11. STOCK AWARDS

11.1 Restricted and Unrestricted Stock

The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award (“Restricted Stock”). The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares of Restricted Stock are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock shall occur by reason of termination of the Participant’s employment or service relationship, if any.

The Plan Administrator is also authorized to make Awards of Common Stock as described above but without imposing any restrictions (whether based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) on the shares of Common Stock subject to the Award (“Unrestricted Stock”).

11.2 Stock Units

The Plan Administrator is authorized to make Awards denominated in units of Common Stock (“Stock Units”) on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the conditions which must be satisfied prior to the issuance of the shares subject to the Stock Units to the Participant and the circumstances under which forfeiture of the Stock Units shall occur by reason of termination of the Participant’s employment or service relationship.

11.3 Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant’s death, to the personal representative of the Participant’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

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11.4 Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

SECTION 12. PERFORMANCE AWARDS

12.1 Performance Shares

The Plan Administrator may grant Awards of performance shares (“Performance Shares”) and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.

12.2 Performance Units

The Plan Administrator may grant Awards of performance units (“Performance Units”) and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.

SECTION 13. CODE SECTION 162(m) PROVISIONS

(a) Notwithstanding any other provision of the Plan, if the Plan Administrator determines at the time a Stock Award or a Performance Award is granted to a Participant who is then an officer that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Plan Administrator may provide that this Section 13 is applicable to such Award.

(b) If a Stock Award or a Performance Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Plan Administrator, which shall be based on the following business criteria, either individually, alternatively or in any combination, as reported or calculated by the Company: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, income or net income (either before or after taxes), operating income or net operating income, operating profit or net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), economic profit (including economic profit margin), return on assets,

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return on capital, return on investment, return on operating revenue, return on equity or average shareholders’ equity, total shareholder return, growth in sales or return on sales, gross, operating or net profit margin, working capital, earnings per share, growth in earnings or earnings per share, price per share of Common Stock, market share, overhead or other expense reduction, growth in shareholder value relative to various indices, safety, and strategic plan development and implementation, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years or other period, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group. Such performance goals shall be set by the Plan Administrator within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(c) Notwithstanding any provision of the Plan other than Section 16, with respect to any Stock Award or Performance Award that is subject to this Section 13, the Plan Administrator may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Plan Administrator may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Covered Employee or as otherwise determined by the Plan Administrator in special circumstances subject to any restrictions of Section 162(m) of the Code.

(d) The Plan Administrator shall have the power to impose such other restrictions on Awards subject to this Section 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(e) Subject to adjustment from time to time as provided in Section 16.1, no Participant may be granted Options, SARs, Stock Awards or Performance Shares subject to this Section 13 in any calendar year period with respect to more than 300,000 shares of Common Stock for such Award, except that the Company may make additional one time grants of such Awards for up to 300,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 13 granted to any Participant in any one calendar year is $4,000,000.

SECTION 14. WITHHOLDING

The Company or the Related Corporation, as applicable, shall have the authority and right to deduct or withhold from any payments made to the Participant by the Company or the Related Corporation, or require the Participant to pay to the Company or the Related Corporation, the amount of any withholding taxes that the Company or a Related Corporation determines is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, in whole or in part, (a) allow a Participant to pay cash, (b) allow the Company to withhold, or allow a Participant to elect to have the Company withhold, shares of Common Stock (up to the minimum required U.S. federal tax withholding rate or other applicable withholding amount outside the U.S.), (c) allow the transfer to the Company shares of Common Stock (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation, or (d) may permit any other method set forth in the instrument evidencing the Award. No Common Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Plan Administrator for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.

SECTION 15. ASSIGNABILITY

Except as provided below, Awards granted under the Plan and any interest therein may not be assigned, pledged or transferred by the Participant and may not be made subject to attachment or similar proceedings otherwise

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than by will or by the applicable laws of descent and distribution, except to the extent the instrument evidencing the Award provides that a Participant may designate a beneficiary on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death, and the Participant has made such a designation. During a Participant’s lifetime, Awards may be exercised only by the Participant. To the extent permitted by Section 422 of the Code and under such terms and conditions as determined by the Plan Administrator and provided such transfer is consistent with securities offerings registered on a Form S-8, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

SECTION 16. ADJUSTMENTS

16.1 Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan and the maximum number and kind of securities that may be made subject to certain Awards as set forth in Section 4.1, (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor, (iii) the number and kind of securities automatically granted pursuant to a formula program established under the Plan, and (iv) the maximum number of securities subject to an Award to which Section 13 applies as set forth in Section 13(e). The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

16.2 Change in Control Transaction

16.2.1 Definitions

“Change in Control Transaction” shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

(a) any Person is or becomes the Beneficial Owner (as such term is set forth in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 16.2.1(c)(i);

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the date of this agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be

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such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Person other than the Board shall not be considered a member of the Incumbent Board;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation immediately following which members of the Incumbent Board constitute a majority of the members of the board of directors (or similar body) of the surviving entity or, if the surviving entity is a subsidiary, any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates (as such term is set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 16.2.1, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

For clarity, a Change in Control Transaction shall not be deemed to have occurred in the event of a reorganization of the Company and/or any Related Corporations nor in the event of a reincorporation of the Company or any Related Corporation in another jurisdiction.

16.2.2 Assumption of Awards

Notwithstanding Section 16.1 hereof, and except as provided in Section 16.2.3 and as may otherwise be provided in the instrument evidencing the Award or in written employment or services or other agreement between a Participant and the Company or a Related Corporation in connection with an Award, if in the event of a Change in Control Transaction a Participant’s Awards are not assumed, converted, continued, replaced or an equivalent award is not substituted for the Awards by the surviving corporation, the successor corporation or its parent corporation, as applicable, (the “Successor Corporation”), the Participant shall fully vest in and, if applicable, have the right to exercise the Award as to all of the shares of Common Stock subject thereto, including shares as to which the Award would not otherwise be vested or, if applicable, exercisable. If an Award is in the form of an exercisable right that will become fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control Transaction, the Plan Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a specified time period after the date of such notice, and the Award shall terminate upon the expiration of such period, in each case conditioned on the consummation of the Change in Control Transaction. For the purposes of this Section 16.2.2, the Award shall be considered assumed if, following the Change in Control Transaction, the assumed right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control Transaction, the consideration (whether stock, cash, or other securities or property) received in the Change in Control Transaction by holders of Common Stock for each share held on the effective date of the

13

transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the settlement or exercise of the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control Transaction. The Plan Administrator may provide that Awards shall terminate and cease to remain outstanding immediately prior to the consummation of the Change in Control Transaction, except to the extent assumed by the Successor Corporation. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a non-statutory option under the U.S. federal tax laws.

16.2.3 Performance Awards

In the event of a Change in Control Transaction, the vesting and payout of Performance Awards shall be as provided in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Corporation.

16.3 Further Adjustment of Awards

Subject to Section 16.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action. Such authorized action may include (but shall not be limited to) the following, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants; provided, however, that any vesting acceleration of outstanding Awards shall in all cases be subject to the consummation of the sale, merger, other similar transaction or change in control:

(a) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications;

(b) providing for either (i) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 16.3 the Plan Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Plan Administrator in its sole discretion;

(c) Making adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(d) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares of Common Stock covered thereby, notwithstanding anything to the contrary in the Plan or the applicable agreement evidencing the Award; and

(e) To provide that the Award cannot vest, be exercised or become payable after such event.

14

16.4 Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.5 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 17. AMENDMENT AND TERMINATION OF PLAN

17.1 Amendment of Plan

The Plan may be amended only by the Board in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a “modification” to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

17.2 Suspension or Termination of Plan

The Board may suspend or terminate the Plan at any time. The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3 Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, impair or diminish any rights or obligations under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 and any amendment or other action contemplated under Section 18.9 or as may necessary or advisable to facilitate compliance with applicable law, as determined in the sole discretion of the Plan Administrator, shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

18.2 No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any

15

other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation to terminate a Participant’s employment or other relationship at any time, with or without Cause.

18.3 Transfer of Employment or Service Relationship; Leaves of Absence

A Participant’s transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant, agent, advisor or independent contractor or vice versa, shall not be considered a termination of employment or service relationship for purposes of the Plan, provided, however, that (i) written authorization of the Company’s Chief Executive Officer or a delegate of the Chief Executive Office must be obtained in order to rely on this provision, and (ii) such a transfer of employment or change in status may affect whether an Incentive Stock Option granted to Participant continues to qualify for favorable tax treatment as an Incentive Stock Option.

The effect of a Company-approved leave of absence on the terms and conditions of an Award shall be determined by the Plan Administrator, in its sole discretion.

18.4 Compliance with Law

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act, exchange control law), and the applicable requirements of any securities exchange, similar entity or other governmental regulatory body, or prior to obtaining any approval or other clearance from any governmental authority, which compliance or approval the Company shall, in its absolute discretion, deem necessary or advisable; provided, however, that the Company shall have no any obligation to register or qualify the Common Stock with, or to seek approval or clearance from any, governmental authority for the issuance, sale or delivery of Common Stock.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws or any non-U.S. securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, to continue in effect any such registrations or qualifications if made, or to seek approval or clearance from any governmental authority for the issuance, sale or delivery of Common Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent that the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.5 No Rights as a Shareholder

No Option, SAR, Stock Unit or Performance Unit shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.6 Interpretive Authority

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or

16

directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

18.7 Participants in Foreign Countries

To facilitate compliance with the laws in non-U.S. countries in which the Company and its Related Corporations operate or have Participants and/or to take advantage of specific tax treatment for Awards granted to Participants in such countries, the Plan Administrator shall have the power and authority to: (i) modify the terms and conditions of any Award; (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or desirable, including adoption of rules, procedures or sub-plans applicable to particular Related Corporations or Participants residing in particular locations; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 4 and 13(e) of the Plan; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Plan Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other law applicable to the Common Stock or the issuance of Common Stock under the Plan.

18.8 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.9 Section 409A

To the extent that the Plan Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the written instrument evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any written instrument evidencing any Award shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Plan Administrator determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Effective Date), the Plan Administrator may, without consent of the Participant, adopt such amendments to the Plan and the applicable written instrument evidencing the Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest, and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical. Notwithstanding the foregoing, the Company makes no representation or covenant to ensure that the Awards and the payment are exempt from or compliant with Section 409A of the Code and will have no liability to the Participants or any other party if the Awards or payment of the Awards that are intended to be exempt from, or compliant with, Section 409A of the Code, are not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto.

17

18.10 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.11 Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to conflict of laws principles.

SECTION 19. CLAWBACK/RECOVERY

All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose such other clawback, recovery or recoupment provisions on an Award as the Plan Administrator determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause (as determined by the Plan Administrator).

SECTION 20. EFFECTIVE DATE

The Effective Date is the date on which the Plan is adopted by the Board, so long as it is approved by the Company’s shareholders at any time within 12 months of such adoption.

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[back cover page to proxy statement]

101374CP-01

Itron, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on April 30, 2014.

Vote by Internet

Go to www.envisionreports.com/ITRI

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4, all of which are proposals of Itron.

1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain

1.1 - Jon E. Eliassen 1.2 - Gary E. Pruitt 1.3 - Michael V. Pulli

1.4 - Charles H. Gaylord, Jr.

For Against Abstain For Against Abstain

2. Proposal to approve the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan.

3. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

Important Notice regarding Internet availability of proxy materials for the Shareholder Meeting to be held on May 1, 2014.

The Proxy Statement and the Annual Report to security holders are available at:

http://www.envisionreports.com/ITRI

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Itron, Inc.

This Proxy is Solicited by Itron’s Board of Directors for the Annual Meeting of Shareholders to be held on May 1, 2014

The undersigned hereby appoint(s) Philip C. Mezey and Shannon M. Votava and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Itron, Inc. held of record by the undersigned on February 25, 2014, at the Annual Meeting of Shareholders of Itron to be held at The Davenport Hotel in the Porter Room, at 10 South Post Street, Spokane, Washington 99201, at 8:00 a.m., local time, on Thursday, May 1, 2014, with authority to vote upon the matters listed in this proxy and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (Continued and to be marked, dated and signed, on the other side)

Itron, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.

1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain

1.1 - Jon E. Eliassen 1.2 - Gary E. Pruitt 1.3 - Michael V. Pulli 1.4 - Charles H. Gaylord, Jr.

For Against Abstain For Against Abstain

2. Proposal to approve the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan.

3. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

Important Notice regarding Internet availability of proxy materials for the Shareholder Meeting to be held on May 1, 2014.

The Proxy Statement and the Annual Report to security holders are available at:

http://www.edocumentview.com/ITRI

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Itron, Inc.

This Proxy is Solicited by Itron’s Board of Directors for the Annual Meeting of

Shareholders to be held on May 1, 2014

The undersigned hereby appoint(s) Philip C. Mezey and Shannon M. Votava and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Itron, Inc. held of record by the undersigned on February 25, 2014, at the Annual Meeting of Shareholders

of Itron to be held at The Davenport Hotel in the Porter Room, at 10 South Post Street, Spokane, Washington 99201, at 8:00 a.m., local time, on Thursday,

May 1, 2014, with authority to vote upon the matters listed in this proxy and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS

OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be marked, dated and signed, on the other side)

Itron, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by

11:59 PM, Eastern Time, on April 30, 2014.

Vote by Internet

Go to www.envisionreports.com/ITRI

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories &

Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4, all of which are proposals of Itron.

1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain

1.1 - Jon E. Eliassen 1.2 - Gary E. Pruitt 1.3 - Michael V. Pulli 1.4 - Charles H. Gaylord, Jr.

For Against Abstain For Against Abstain

2. Proposal to approve the Itron, Inc. Amended and Restated 2010 Stock Incentive Plan.

3. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.

be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

Important Notice regarding Internet availability of proxy materials for the Shareholder Meeting to be held on May 1, 2014.

The Proxy Statement and the Annual Report to security holders are available at:

http://www.envisionreports.com/ITRI

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Itron, Inc.

Annual Meeting May 1, 2014

Fidelity Management Trust Company (“Fidelity”), as Trustee of the Itron, Inc. Incentive Savings Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by Fidelity as holder of record. Fidelity will vote your securities in accordance with your wishes if you execute this form and return it promptly in the enclosed business reply envelope, or provide directions via the telephone or internet, as described elsewhere in this form. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. For this meeting, to the extent of its authority to vote securities in the absence of participant instructions, unless otherwise required by law, Fidelity will not vote any allocated shares with respect to which Fidelity does not receive timely voting directions. In order to ensure that your securities are voted as you wish, please provide your vote directions by April 28, 2014. Fidelity Management Trust Company (Continued and to be marked, dated and signed, on the other side)